UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Brett Icahn

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On March 19, 2010, Amendment No. 1 to Schedule TO (the “Amendment”) was filed on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn, in respect of a Notice of Variation and Extension to the Offer to Purchase and Circular dated March 1, 2010 in connection with the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. to purchase common shares of Lions Gate Entertainment Corp. at a price of US$6.00 per Share. The Amendment and the exhibits thereto are filed herewith as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. FOR USE AT ITS ANNUAL GENERAL MEETING, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE AMENDED SCHEDULE TO BEING FILED TODAY WITH THE SEC AND ON SEDAR.

EXHIBIT 1

PARTICIPANTS

The participants in the solicitation of proxies (the “Participants”) will include the following: Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., Carl C. Icahn and Brett Icahn.

A DESCRIPTION OF THE DIRECT AND INDIRECT INTERESTS OF EACH OF THE PARTICIPANTS, OTHER THAN BRETT ICAHN, IN LIONS GATE ENTERTAINMENT CORP. IS CONTAINED IN THE OFFER TO PURCHASE AND CIRCULAR THAT IS INCORPORATED BY REFERENCE INTO THE TENDER OFFER STATEMENT ON SCHEDULE TO FILED BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., BECKTON CORP., AND CARL C. ICAHN ON MARCH 1, 2010, AS AMENDED, IN CONNECTION WITH THE OFFER TO PURCHASE UP TO ALL OF THE COMMON SHARES OF LIONS GATE ENTERTAINMENT CORP. BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN FUND S.À R.L., AND DAAZI HOLDING B.V. A COPY OF THE SCHEDULE TO WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM.

Brett Icahn is an investment analyst for Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, all of which are investment funds owned and operated by Carl C. Icahn, a position he has held since 2002. Mr. Icahn has served as a director of American Railcar Industries, Inc., a publicly traded railcar manufacturer that is controlled by Carl C. Icahn, since January 2007. Prior to that Mr. Icahn served on the board of directors of HowStuffWorks.com, an internet website that was sold to Discovery Networks in 2007. Brett Icahn is the son of Carl C. Icahn. Mr. Icahn received a B.A. from Princeton University.

EXHIBIT 2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

to

SCHEDULE TO

Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)

of the Securities Exchange Act of 1934

LIONS GATE ENTERTAINMENT CORP.

(Name of Subject Company (Issuer))

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

Carl C. Icahn

(Names of Filing Persons (Offerors))

Common Shares, no par value per share

(Title of Class of Securities)

535919203

(CUSIP Number of Class of Securities)

Keith L. Schaitkin, Esq.

Associate General Counsel

Icahn Associates Corp. and Affiliated Companies

767 Fifth Avenue, 47th Floor

New York, New York 10153

(212) 702-4329

(Name, Address and Telephone Number of Person Authorized to

Receive Notices and Communications on behalf of Filing Persons)

Copies to:

Donald C. Ross, Esq. Osler, Hoskin & Harcourt LLP Box 50, 1 First Canadian Place Toronto, Ontario M5X 1B8 (416) 362-2111	Jason J. Comerford, Esq. Osler, Hoskin & Harcourt LLP 620 8th Avenue, 36th Floor New York, New York 10036 (212) 867-5800

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:
$616,279,026(1)	$43,940.70(2)

(1)	Estimated solely for the purpose of calculating the fee in accordance with the Rule 0-11 of the Securities Exchange Act of 1934.

(2)

The amount of the fee is based upon the product of 124,690,360 Lions Gate common shares issued and outstanding (which includes Lions Gate common shares underlying currently outstanding stock options and restricted share units of Lions Gate) as reported by Lions Gate in its public filings with the Securities and Exchange Commission (less the 21,977,189 Lions Gate common shares held by the Offeror) at a price of US$6.00 per share.

☒

Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:	$5,631.74	Filing Party:

Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn

Form or registration no.:	Schedule TO-T	Date Filed:	March 1, 2010

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒	third-party tender offer subject to Rule 14d-1.

☐	issuer tender offer subject to Rule 13e-4.

☐	going-private transaction subject to Rule 13e-3.

☒	amendment to Schedule 13D under Rule 13d-2.

Check	the following box if the filing is a final amendment reporting the results of the tender offer: ☐

COMBINED SCHEDULE TO

AND

AMENDMENT NO. 16 TO SCHEDULE 13D

This Amendment No. 1 (this “Amendment”) amends and supplements the Tender Offer Statement on Schedule TO filed on March 1, 2010 on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, and Carl C. Icahn relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. (the “Offeror”) to purchase up to all of the issued and outstanding common shares (the “Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”) at a price of US$6.00 per Share, upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular, dated March 1, 2010 (the “Offer and Circular”), and in the related Letter of Acceptance and Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery (which, together with this Amendment and any other amendments or supplements thereto, constitute the “Offer”). The information set forth in the Offer and Circular and the related Letter of Transmittal and Notice of Guaranteed Delivery is incorporated by reference with respect to Items 1 through 11 of this Schedule TO. The Offer is only to purchase the Shares and is not made for any options, warrants or other rights to acquire Shares.

As permitted by General Instruction G to Schedule TO, this Amendment No. 1 to Schedule TO is also an amendment to the joint statement on Schedule 13D filed on October 20, 2008 by the Offeror (other than Icahn Fund S.à r.l. and Daazi Holding B.V.).

CUSIP No. 535919203
1	NAME OF REPORTING PERSON High River Limited Partnership
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 4,421,515
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 4,421,515
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 4,421,515
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 3.77%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Hopper Investments LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 4,421,515
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 4,421,515
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 4,421,515
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 3.77%
14	TYPE OF REPORTING PERSON OO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Barberry Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 4,421,515
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 4,421,515
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 4,421,515
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 3.77%
14	TYPE OF REPORTING PERSON CO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 7,359,605
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 7,359,605
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 7,359,605
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 6.28%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund II LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 2,749,372
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 2,749,372
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,749,372
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 2.35%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund III LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 1,040,848
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 1,040,848
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 1,040,848
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.89%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Offshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 11,149,825
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 11,149,825
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 11,149,825
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 9.52%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 6,536,231
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 6,536,231
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 6,536,231
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 5.58%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Onshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 6,536,231
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 6,536,231
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 6,536,231
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 5.58%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Capital LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON IPH GP LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON OO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises Holdings L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises G.P. Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON CO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Beckton Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 17,686,056
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 17,686,056
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 17,686,056
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 15.10%
14	TYPE OF REPORTING PERSON CO

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Carl C. Icahn
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 22,107,571
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 22,107,571
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 22,107,571
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 18.87%
14	TYPE OF REPORTING PERSON IN

Item 12.	Exhibits

Item 12 of the Schedule TO is hereby amended and supplemented by adding the following:

Exhibit	Description

(a)(1)(vi)	Notice of Variation and Extension dated March 19, 2010 (filed herewith)

(a)(5)(ii)	Press release dated March 19, 2010 (filed herewith)

(h)(1)(iii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal Income Tax Considerations dated March 19, 2010 (filed herewith)

(h)(1)(iv)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal Income Tax Considerations dated March 19, 2010 (filed herewith)

Item 13.	Information Required by Schedule 13E-3

Not applicable.

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN FUND S.À R.L.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

DAAZI HOLDING B.V.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

HIGH RIVER LIMITED PARTNERSHIP
BY:	Hopper Investments LLC, its general partner
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P. BY: Icahn Enterprises G.P. Inc., its general partner

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

BECKTON CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

/S/ CARL C. ICAHN
Name:	Carl C. Icahn

Date: March 19, 2010

EXHIBIT INDEX

Exhibit	Description

(a)(1)(i)	Offer to Purchase and Circular dated March 1, 2010 (previously filed)

(a)(1)(ii)	Letter of Acceptance and Transmittal (previously filed)

(a)(1)(iii)	Notice of Guaranteed Delivery (previously filed)

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed)

(a)(1)(v)	Letter to Clients (previously filed)

(a)(1)(vi)	Notice of Variation and Extension dated March 19, 2010 (filed herewith)

(a)(5)(i)	Summary Advertisement of the Offerors dated March 1, 2010 (previously filed)

(a)(5)(ii)	Press release dated March 19, 2010 (filed herewith)

(h)(1)(i)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal Income Tax Considerations dated March 1, 2010 (previously filed)

(h)(1)(ii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal Income Tax Considerations dated March 1, 2010 (previously filed)

(h)(1)(iii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal Income Tax Considerations dated March 19, 2010 (filed herewith)

(h)(1)(iv)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal Income Tax Considerations dated March 19, 2010 (filed herewith)

EXHIBIT (a)(1)(vi)

This Notice of Variation and Extension is important and requires your immediate attention. It should be read in conjunction with the Offer to Purchase and Circular dated March 1, 2010. If you are in any doubt as to how to deal with it, you should consult with your investment dealer, broker, bank manager, lawyer or other professional advisor.

Neither this Notice of Variation and Extension nor the Offer has been approved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of the Offer or upon the adequacy of the information contained in this document. Any representation to the contrary is an offence.

March 19, 2010

NOTICE OF VARIATION AND EXTENSION

by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP,

ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L.

AND DAAZI HOLDING B.V.

in respect of their

OFFER TO PURCHASE FOR CASH

up to 13,164,420 Common Shares of

LIONS GATE ENTERTAINMENT CORP.

for U.S.$6.00 per Common Share

Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, and Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands (collectively, the “Offeror”), hereby give notice that they are amending their offer dated March 1, 2010 (as amended by this Notice of Variation and Extension, the “Offer”) to purchase for cash up to 13,164,420 Common Shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (“Lions Gate” or the “Company”) in order to, among other things, (i) increase the number of Lions Gate Shares offered to be purchased from up to 13,164,420 Lions Gate Shares to UP TO ALL of the issued and outstanding Lions Gate Shares, (ii) extend the Offer to be open for acceptance until 8:00 p.m. (New York time) on April 30, 2010, (iii) amend the conditions of the Offer, including adding a condition that there shall have been properly and validly deposited under the Offer and not withdrawn at least 40,492,682 Lions Gate Shares, which, when combined with the number of Lions Gate Shares owned by the Offeror and its affiliates, represents at least 50.1% of the outstanding Lions Gate Shares, after giving effect to the exercise of outstanding options and the vesting of outstanding restricted share units, and (iv) provide additional disclosure with respect to recent developments and matters related to the increase in the number of Lions Gate Shares offered to be purchased.

The Offer, as varied, will be open for acceptance until 8:00 p.m. (New York time) on April 30, 2010, unless further extended or withdrawn by the Offeror.

This Notice of Variation and Extension (this “Notice”) should be read in conjunction with the Offer to Purchase and Circular dated March 1, 2010 (the “Offer to Purchase and Circular”), the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular, all the provisions of which are incorporated herein by reference (subject to the amendments thereto contained in this Notice). In this Notice, unless the context requires otherwise or unless otherwise defined herein, terms denoted by initial capital letters have the meanings set forth in the Offer to Purchase and Circular.

Shareholders who have validly deposited and not withdrawn their Lions Gate Shares do not need to take further action to accept the Offer. Shareholders who wish to accept the Offer must properly complete and duly execute the Letter of Acceptance and Transmittal which accompanied the Offer to Purchase and Circular or a facsimile thereof, and deposit it, at or prior to the Expiry Time, together with certificate(s) representing their Lions Gate Shares and all other required documents, with the Depositary or the U.S. Forwarding Agent in accordance with the instructions in the Letter of Acceptance and Transmittal. Alternatively, Shareholders may accept the Offer by following the procedures for (a) book-entry transfer of Lions Gate Shares described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer” or (b) guaranteed delivery described in Section 3 of the Offer to Purchase, “Manner of Acceptance —

Procedure for Guaranteed Delivery”, using the Notice of Guaranteed Delivery which accompanied the Offer to Purchase and Circular, or a facsimile thereof. Persons whose Lions Gate Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact such registered holder for assistance if they wish to accept the Offer.

Questions and requests for assistance may be directed to the Depositary, the U.S. Forwarding Agent, or the Information Agent. Their contact details are provided on the last page of this document. Additional copies of this Notice, the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary, the U.S. Forwarding Agent or the Information Agent.

No person has been authorized to give any information or make any representation other than those contained in this Notice, the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, as amended, and if given or made, that information or representation must not be relied upon as having been authorized by the Offeror.

The Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders residing in any jurisdiction in which making or accepting the Offer would violate that jurisdiction’s laws or any administrative or judicial action pursuant thereto.

FORWARD-LOOKING STATEMENTS

This Notice and the Offer to Purchase and Circular contain forward-looking statements that are subject to risks and are based on a number of assumptions and other factors. See “Forward-Looking Statements” in the Offer to Purchase and Circular, as amended by this Notice.

NOTICE TO SHAREHOLDERS

SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT ITS UPCOMING ANNUAL GENERAL MEETING OF SHAREHOLDERS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED HEREIN.

The enforcement by Shareholders of civil liabilities under U.S. federal securities laws may be affected adversely by the fact that Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are governed by the laws of the Cayman Islands, Icahn Fund S.à r.l. is governed by the laws of Luxembourg and Daazi Holding B.V. is governed by the laws of The Netherlands, that experts named in the Circular reside outside the United States and that all or a substantial portion of the assets of the Offeror and said persons may be located outside the United States. Shareholders may not be able to sue a foreign company or its officers or directors in a foreign court for violations of U.S. federal securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

The enforcement by Shareholders of civil liabilities under Canadian securities laws may be affected adversely by the fact that each of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. is incorporated, continued or otherwise organized under the laws of a foreign jurisdiction or resides outside of Canada and that all or a substantial portion of the assets of the Offeror may be located outside Canada. It may not be possible for Shareholders to enforce judgements obtained in Canada against the Offeror.

Shareholders should be aware that the purchase by the Offeror of the Lions Gate Shares held by them as described herein may have tax consequences both in Canada and the United States. The material tax consequences for Shareholders who are resident in, or citizens of, Canada and the United States are described in Section 16 of the Circular, “Material Canadian

ii

Federal Income Tax Considerations” and Section 17 of the Circular, “Material U.S. Federal Income Tax Considerations”, respectively, as amended by this Notice.

EXCHANGE RATE INFORMATION

In this Notice, except where otherwise indicated, all references to “dollars” or “$” are in Canadian dollars. The Bank of Canada noon spot exchange rate on March 18, 2010 was U.S.$1.00 = Cdn.$1.0139.

NOTICE TO HOLDERS OF OPTIONS

The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer.

iii

NOTICE OF VARIATION AND EXTENSION

March 19, 2010

TO: THE HOLDERS OF LIONS GATE SHARES

By notice to the Depositary dated March 19, 2010 and as set forth in this Notice, the Offeror has varied and extended its offer dated March 1, 2010 (the “Original Offer”) to purchase for cash up to 13,164,420 Lions Gate Shares.

This Notice should be read in conjunction with the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular, all the provisions of which are incorporated herein by reference, subject to the amendments thereto contained in this Notice.

In this Notice, unless the context requires otherwise or unless otherwise defined, terms denoted by initial capital letters and not defined have the meanings set forth in the Offer to Purchase and Circular. References in this Notice to the “Offer” shall refer to the Original Offer, as amended by this Notice.

1. Amendment to Number of Shares Offered to be Purchased

The Offeror has amended the number of Lions Gate Shares offered to be purchased under the Offer from up to 13,164,420 Lions Gate Shares to UP TO ALL of the issued and outstanding Lions Gate Shares.

The first and second paragraphs of Section 1 of the Offer to Purchase, “The Offer” (found at page 15 of the Offer to Purchase) are deleted and replaced by the following:

“The Offeror hereby offers to purchase, upon the terms and subject to the conditions hereinafter specified, UP TO ALL of the outstanding Lions Gate Shares, including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights), for U.S.$6.00 per share.

The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities (other than Rights) who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer. Any such exercise must be sufficiently in advance of the Expiry Time to ensure that Lions Gate Shares will be available for deposit no later than the Expiry Time or in sufficient time to comply with the procedures referred to in Section 3 of the Offer to Purchase, “Manner of Acceptance – Procedure for Guaranteed Delivery”.”

The following is added after the fourth paragraph of Section 1 of the Offer to Purchase, “The Offer” (found at page 15 of the Offer to Purchase):

“After the expiration of the Offer, the Offeror may, but is not obligated to, include a subsequent offering period of between three and twenty business days to permit additional tenders of Lions Gate Shares (a “Subsequent Offering Period”). Pursuant to Rule 14d-11 under the Exchange Act, the Offeror may include a Subsequent Offering Period so long as, among other things, (i) the Offer remains open for a minimum of twenty business days and has expired, (ii) the Offeror accepts and promptly pays for all Lions Gate Shares validly tendered during the Offer, (iii) the Offeror announces the results of the Offer, including the approximate number and percentage of Lions Gate Shares deposited in the Offer, no later than 9:00 a.m. (New York time) on the next business day after the Expiry Time and immediately begins the Subsequent Offering Period and (iv) the Offeror immediately accepts and promptly pays for Lions Gate Shares as they are tendered during the Subsequent Offering Period. No withdrawal rights apply to Lions Gate Shares tendered in a Subsequent Offering Period, and no withdrawal rights apply during a Subsequent Offering Period with respect to Lions Gate Shares previously tendered in the Offer and accepted for payment. The same price paid in the Offer will be paid to Shareholders tendering Lions Gate Shares in the Offer or in a Subsequent Offering Period, if one is included. The Offeror does not currently intend to include a Subsequent Offering Period, although the Offeror reserves the right to do so. If the Offeror elects to include or extend a Subsequent Offering Period, the Offeror will make a public announcement of such inclusion or extension no later than 9:00 a.m. (New York time) on the next business day after the Expiry Time or date of termination of any prior Subsequent Offering Period.”

All references in the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery to the number of Lions Gate Shares that the Offeror is offering to purchase are amended to reflect the foregoing and all references to more than the maximum number of Lions Gate Shares validly deposited being purchased by the Offeror on a pro rata basis are deleted.

2. Extension of the Offer

The Offeror has extended the Offer by extending the Expiry Time for the Offer from 8:00 p.m. (New York time) on April 6, 2010 to 8:00 p.m. (New York time) on April 30, 2010, unless the Offer is withdrawn or further extended by the Offeror. The Expiry Time may be extended at the Offeror’s sole discretion pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”. Accordingly, the definition of “Expiry Time” in the “Glossary” section of the Offer to Purchase and Circular (found at page 11) is deleted and replaced with the following definition:

“Expiry Time” means, with respect to the Offer, 8:00 p.m., New York time, on April 30, 2010, or such later time and date as may be fixed by the Offeror from time to time pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

In addition, all references to April 6, 2010 in the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, are amended to refer to April 30, 2010.

3. Recent Developments

On March 12, 2010, Lions Gate filed its Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC and its directors’ circular with the Canadian provincial securities regulators recommending that Shareholders reject the Original Offer. On the same date, Lions Gate announced that its board of directors had adopted the Poison Pill (as defined in Section 3, “Additional Defined Terms” below). Although the adoption of the Poison Pill by Lions Gate resulted in the failure of conditions under Section 4, “Conditions of the Offer”, of the Original Offer, the Offeror has determined not to terminate the Original Offer and instead to continue with the Offer, as amended in accordance with the terms of this Notice.

On March 19, 2010, Carl C. Icahn, on behalf of the Offeror, issued a press release containing the following statement:

“Carl C. Icahn announced today that the offer (the “Offer”) by certain of his affiliated entities (the “Icahn Group”) to purchase up to 13,164,420 common shares of Lions Gate Entertainment Corp. (“Lions Gate”) has been amended to provide that the Icahn Group is now offering to purchase UP TO ALL of Lions Gate’s outstanding common shares. In addition, the expiration date of the Offer has been extended to April 30, 2010.

The amended Offer is conditioned on, among other things, there having been validly tendered and not withdrawn a number of Lions Gate common shares which, together with the common shares already owned by the Icahn Group, would constitute at least 50.1% of Lions Gate’s common shares (taking into consideration options and restricted stock). The Icahn Group has the right to waive this condition and any other condition, subject to applicable law. In addition, the amended Offer is conditioned on: (i) all rights issued or issuable under the poison pill adopted by Lions Gate’s board of directors on March 11, 2010 having been cease-traded, found to be illegal or unenforceable, redeemed by the board, or otherwise eliminated; and (ii) the receipt by the Icahn Group of all government or regulatory approvals necessary to complete the amended Offer (including Investment Canada Act approval) on terms and conditions satisfactory to the Icahn Group in its reasonable judgment.

The Icahn Group has determined not to increase the previously announced Offer price of $6.00 per share in cash. The Offer price is $1.15 higher than the $4.85 closing price of the common shares on February 4, 2010 (the last trading day prior to the first date in 2010 that the Icahn Group resumed purchasing Lions Gate common shares), representing a premium of more than 23%. The amended Offer will not be subject to financing.

Mr. Icahn also announced that the Icahn Group intends to pursue legal proceedings to set aside the poison pill adopted by Lions Gate, which restricts the rights of Lions Gate shareholders to accept the Offer. The adoption of the poison pill represented a failure of certain conditions to the Offer. The Icahn Group waived the breached conditions in this particular instance so as to proceed with the amended Offer.

Mr. Icahn stated:

“Due to management’s recent actions, I am now convinced that Lions Gate shareholders will never have the right to make important decisions. I am dismayed that Lions Gate’s board of directors chose to implement a poison pill and thus deny their shareholders the opportunity to participate in our Offer. I believe these tactics serve only to strip shareholders of an opportunity and entrench management. Lions Gate previously criticized our tender offer for being partial. That is no longer the case.

I believe that Lions Gate’s management should not further leverage up the company to purchase a film library without allowing shareholders the opportunity to decide whether increasing exposure to this segment is wise. I believe library values are currently declining due to, in part, weak DVD sales. Lions Gate already has a major investment in a library – its own. It should be up to the shareholders to determine if they wish to more than “double down” on another library, especially in light of the company’s admitted “substantial degree of leverage”. Lions Gate’s latest actions convince me that the current management and board will never allow shareholders to make their own determination on this extremely important decision.

We therefore intend, if our offer is successful, to replace Lions Gate’s board of directors with our nominees, several of whom would be Canadian citizens. I believe that the best course for Lions Gate is to pursue a strategy aimed more at the consolidation of film and television distributors, as opposed to the acquisition of library assets. Once in place, we are hopeful that our nominees would guide Lions Gate in that strategic direction. I also believe that it may be desirable to replace top management with several individuals who more closely share our vision for the future of the company. In addition, we expect to propose that the new board form a committee to oversee the retention of a third party consultant tasked with dramatically reducing Lions Gate’s overhead.

I understand that such a dramatic shift in management and growth strategy may thrust Lions Gate into a potentially volatile period of transition, but I believe the company will emerge much stronger on the other end.”

The Icahn Group looks forward to working productively with the Canadian authorities to obtain approval for the amended Offer. To that end, the Icahn Group intends to discuss with the Minister of Canadian Heritage various commitments it would be prepared to make in order to ensure that any acquisition of control of Lions Gate as a result of the amended Offer would be of net benefit to Canada, which may include the divestiture of Lions Gate’s shares of Maple Pictures Corp. (“Maple”) to one or more Canadians such that the film distribution business currently carried on by Maple in Canada will be operated independently from Lions Gate (as was similarly undertaken by Lions Gate in 2005). Lions Gate disclosed in SEC filings made prior to the Offer that: (i) there is a risk that the Minister of Canadian Heritage could determine that Lions Gate is out of compliance with the Investment Canada Act, or that events beyond Lions Gate’s control could result in its ceasing to be Canadian-controlled pursuant to the Investment Canada Act; (ii) if Lions Gate ceases to be Canadian-controlled under the Investment Canada Act, it and Maple may no longer qualify for or be entitled to access refundable tax credits and other Canadian government and private motion picture industry incentives that are restricted to Canadian-controlled corporations; and (iii) such a change in status could also cause Lions Gate to be required to repay certain tax credits and other government incentives previously received and default on certain distribution obligations, thereby adversely affecting its financial results. The Icahn Group believes that these risks could be substantially reduced or eliminated through the agreements it will seek to reach with the Minister of Canadian Heritage in connection with any acquisition of control of Lions Gate as a result of the amended Offer. In addition, if the amended Offer is successful, the Icahn Group intends to cause Lions Gate to remain a Canadian incorporated entity for a period of not less than five years.

Lions Gate stated in its Schedule 14D-9 filed with the SEC on March 12, 2010 that the Offer could result in the acceleration of approximately $516 million of its indebtedness if lenders were to elect to declare events of default relating to certain “change in control” provisions contained in its debt documents. If such acceleration occurs (which will not be a condition allowing the Icahn Group to withdraw the amended Offer), the Icahn Group believes that Lions Gate should seek a replacement source of funding in order to continue to operate its business in the ordinary course. The Icahn Group is prepared to begin discussions with Lions Gate immediately regarding a bridge facility that the Icahn Group would be willing to provide – without a commitment fee – at the expiration of the amended Offer, should these “change of control” provisions be triggered as a result of the Icahn Group’s purchase of Lions Gate shares in the amended Offer. The Icahn Group expects that such bridge facility would be required to be repaid through a combination of new debt and the proceeds of the sale of Lions Gate equity through a rights offering in which all Lions Gate shareholders would be invited to participate, thus de-levering the company. The Icahn Group would be willing to backstop any such rights offering.”

4. Additional Defined Terms

The following definitions are added to the “Glossary” section of the Offer to Purchase and Circular (found at pages 11 to 14 of the Offer to Purchase and Circular) in the appropriate alphabetical order:

“2004 Plan” has the meaning ascribed thereto in Section 2 of the Circular;

“Antitrust Division” has the meaning ascribed thereto in Section 14 of the Circular;

“Competition Tribunal” means the Competition Tribunal established under the Competition Tribunal Act (Canada), as amended from time to time.

“Film Policy” has the meaning ascribed thereto in Section 14 of the Circular;

“FTC” has the meaning ascribed thereto in Section 14 of the Circular;

“HSR Act” means the U.S. Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder;

“ICA” means the Investment Canada Act (Canada), as amended;

“Maple” has the meaning ascribed thereto in Section 14 of the Circular;

“Notice of Variation” means the notice of variation and extension to the Offer dated March 19, 2010;

“Original Offer” means the offer to purchase up to 13,164,420 Lions Gate Shares made by the Offer to Purchase dated March 1, 2010;

“Poison Pill” means the Shareholder Rights Plan Agreement dated as of March 12, 2010 between Lions Gate and CIBC Mellon Trust Company, as rights agent;

“Prior Lions Gate Public Filings” has the meaning ascribed thereto in Section 4 of the Offer to Purchase;

“relevant time” has the meaning ascribed thereto in Section 16 of the Circular;

“Rights” means the rights issued pursuant to the Poison Pill;

“Subsequent Offering Period” has the meaning ascribed thereto in Section 1 of the Offer to Purchase, “The Offer”;

5. Amendments to the Conditions of the Offer

The adoption of the Poison Pill by Lions Gate and the proposed issuance of Rights pursuant to the Poison Pill resulted in the failure of certain conditions under Section 4, “Conditions of the Offer”, of the Original Offer. The Offeror determined not to terminate the Original Offer as a result of such failure and instead is continuing with the Offer, as amended in accordance with the terms of this Notice. In accordance with the requirements of Section 11, “Notices and Delivery” of the Offer and Section 4, “Conditions of the Offer” of the Offer, the Offeror has (i) provided written notice of its waiver of the failure of conditions under Section 4, “Conditions of the Offer”, of the Original Offer to the Depositary at its principal office in Toronto, (ii) notified Shareholders of such waiver and of amendments to the Offer described in this Notice by mailing this Notice to Shareholders by first class mail, (iii) publicly announced the waiver, and (iv) provided a copy of such public announcement to the NYSE.

Section 4 of the Offer to Purchase, “Conditions of the Offer” (found at pages 21 to 24 of the Offer to Purchase), is deleted in its entirety and replaced by the following:

“4. Conditions of the Offer

Notwithstanding any other provision of the Offer and subject to applicable law, the Offeror shall have the right to withdraw the Offer and not take up and pay for, or extend the period of time during which the Offer is open for acceptance and postpone taking up and paying for, any Lions Gate Shares deposited under the Offer unless each of the following conditions is satisfied or waived by the Offeror prior to the Expiry Time:

(a)	there shall have been properly and validly deposited under the Offer and not withdrawn at least 40,492,682 Lions Gate Shares;

(b)

all government or regulatory approvals, waiting or suspensory periods, waivers, permits, consents, reviews, orders, rulings, decisions, and exemptions (including, among others, those required by any antitrust or foreign investment laws and those of any stock exchanges or other securities or regulatory authorities) that, in the Offeror’s reasonable judgment, are necessary or desirable to complete the Offer, shall have been obtained or concluded or, in the case of waiting or suspensory periods, expired or been terminated, each on terms and conditions satisfactory to the Offeror in its reasonable judgment;

(c)

the Commissioner shall have issued an advance ruling certificate in respect of the purchase of the Lions Gate Shares pursuant to Section 102 of the Competition Act, or the applicable waiting period related to merger pre-notification under Part IX of the Competition Act will have expired or been waived and the Commissioner shall have advised the Offeror in writing (which advice will not have been rescinded or amended), to the satisfaction of the Offeror, in its reasonable judgment, that she does not then have grounds on which to initiate proceedings before the Competition Tribunal under the merger provisions of the Competition Act for an order in respect of the purchase of the Lions Gate Shares under the Offer;

(d)	all waiting periods and any extensions thereof applicable to the Offer under the HSR Act shall have expired or terminated;

(e)	the approval or deemed approval under the ICA by the Minister of Canadian Heritage shall have been obtained on terms and conditions satisfactory to the Offeror in its reasonable judgment;

(f)

there shall not have occurred any actual or threatened change to the Tax Act or the regulations thereunder or the Code or the regulations thereunder, or to the administration thereof (including any proposal to amend the Tax Act or the regulations thereunder or the Code or the regulations thereunder or any announcement, governmental or regulatory initiative, condition, event or development involving a change or a prospective change to the Tax Act or the regulations thereunder or the Code or the regulations thereunder, or to the administration thereof) that, in the reasonable judgment of the Offeror, directly or indirectly, has or may have a material adverse effect on the current or anticipated Canadian or U.S. tax position of any of Lions Gate or its entities because of an increase in taxes payable, a reduction of, or limitation on, available tax losses, tax credits or other tax attributes, or a loss of entitlement to claim (or a requirement to repay) any tax credits or similar tax incentives;

(g)

there shall not have occurred, developed or come into effect or existence any event, action, state, condition or financial occurrence of national or international consequence or any law, regulation, action, government regulation, inquiry or other occurrence of any nature whatsoever which has or would be reasonably likely to have a material adverse effect upon the general economic, financial, currency exchange or securities industries in the United States or Canada;

(h)	there shall not have occurred:

(i)	any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States or Canada;

(ii)	a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or Canada;

(iii)

any limitation by any governmental authority on, or other event which might affect, the extension of credit by lending institutions or result in any imposition of currency controls in the United States or Canada;

(iv)

a commencement of a war, armed hostilities or other national or international calamity directly or indirectly involving the United States or Canada or any attack on, or outbreak or act of terrorism involving the United States or Canada;

(v)	a material change in the United States, Canadian or other currency exchange rates or a suspension or a limitation on the markets thereof (as determined by the Offeror, acting reasonably); or

(vi)	in the case of any of the foregoing existing at the time of the commencement of the Offer, a material acceleration or worsening thereof (as determined by the Offeror, acting reasonably);

(i)	the Offeror shall have determined, acting reasonably, that:

(i)	the board of directors of Lions Gate shall have redeemed all Rights or have waived the application of the Poison Pill to the purchase of Lions Gate Shares by the Offeror under the Offer;

(ii)

a binding and non-appealable cease trading order or an injunction shall have been issued that has the effect of prohibiting or preventing the exercise of the Rights or the issue of Lions Gate Shares upon the exercise of the Rights;

(iii)

a court of competent jurisdiction shall have ordered that the Rights are illegal, of no force or effect or may not be exercised in relation to the Offer and such order shall have become non-appealable; or

(iv)	the Rights and the Poison Pill shall otherwise have been held unexercisable or unenforceable in relation to the purchase by the Offeror of Lions Gate Shares under the Offer;

(j)

there shall not exist any untrue statement of a material fact, or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made and at the date it was made (after giving effect to all subsequent filings prior to the date of the Offer in relation to all matters covered in earlier filings), in any document filed by or on behalf of Lions Gate or any of its entities prior to the date of the Offer with any securities commission or similar securities regulatory authority in any of the provinces of Canada or in the United States, including any prospectus, annual information form, financial statement, material change report, management proxy circular, press release or in any document so filed or released by Lions Gate or its entities to the public (all of the foregoing, the “Prior Lions Gate Public Filings”) which is adverse to Lions Gate and its entities;

(k)

there shall not have occurred since August 17, 2009, other than as has been Publicly Disclosed by Lions Gate, any change in the compensation paid or payable by Lions Gate or its entities to their directors, officers or employees, including the granting of additional shares, stock options or bonuses, in each case outside the ordinary course of business or not consistent with past practice, or the adoption of additional severance or other payments payable in the event of termination of employment or change of control;

(l)	no preliminary or permanent injunction or other order of any domestic or foreign court, government or governmental authority or agency shall have been issued and shall remain in effect which:

(i)	makes illegal, delays or otherwise directly or indirectly restrains or prohibits the making of the Offer or the acceptance for payment, purchase of or payment for any Lions Gate Shares by the Offeror;

(ii)

imposes or confirms limitations on the ability of the Offeror effectively to exercise full rights of ownership of any Lions Gate Shares, including the right to vote any Lions Gate Shares acquired by the Offeror pursuant to the Offer or otherwise on all matters properly presented to the Shareholders;

(iii)

imposes or confirms limitations on the ability of the Offeror to fully exercise the voting rights conferred pursuant to its appointment as proxy in respect of all deposited Lions Gate Shares which it accepts for payment; or

(iv)	requires divestiture by the Offeror of any Lions Gate Shares;

(m)

there shall not be any action taken, or any statute, rule, regulation or order proposed, enacted, enforced, promulgated, issued or deemed applicable to the Offer by any domestic or foreign court, government or governmental authority or agency, in any jurisdiction, which might, directly or indirectly, result in any of the consequences referred to in paragraph (l) above;

(n)

no change or development shall have occurred or been threatened since the date of the Offer to Purchase in the business, properties, assets, liabilities, financial condition, operations, results of operations, or the prospects for the business of Lions Gate which is outside the ordinary course of the Lions Gate business or may be materially adverse to Lions Gate, nor shall the Offeror have become aware of any fact that has not been previously Publicly Disclosed by Lions Gate that has or may have a material adverse effect on the value of the Lions Gate Shares;

(o)

no action or proceeding before any domestic or foreign court or governmental agency or other regulatory or administrative agency or commission shall have been threatened, instituted or pending by any Person challenging the acquisition of any Lions Gate Shares pursuant to the Offer or otherwise directly or indirectly relating to the Offer which has or if successfully asserted would be reasonably likely to have an adverse effect on the Offer, the Offeror or the Shareholders;

(p)	Lions Gate shall not have:

(i)

issued, become obligated to issue, or authorized or proposed the issuance of, any Lions Gate securities of any class, or any securities convertible into, or rights, warrants or options to acquire, any such securities or other convertible securities, other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities the existence of which has been disclosed in the Prior Lions Gate Public Filings;

(ii)

issued, become obligated to issue, or authorized or proposed the issuance of, any other securities, in respect of, in lieu of, or in substitution for, all or any of the presently outstanding Lions Gate Shares; or

(iii)	declared or paid any distribution on the Lions Gate Shares; and

(q)

neither Lions Gate, nor its board of directors nor any of Lions Gate’s subsidiary entities nor any governing body thereof shall have authorized, proposed, agreed to, or announced its intention to propose, any material change to its articles of incorporation or bylaws, any merger, consolidation or business combination or reorganization transaction, acquisition of assets for consideration of more than U.S.$100 million, sale of all or substantially all of its assets or material change in its capitalization, or any comparable event not in the ordinary course of business.

The foregoing conditions are for the exclusive benefit of the Offeror and may be asserted by the Offeror regardless of the circumstances giving rise to any of the conditions (other than any intentional action or inaction by the Offeror giving rise to any such conditions) or may be waived by the Offeror in its reasonable discretion in whole or in part, at any time and from time to time, prior to the Expiry Time without prejudice to any other rights which the Offeror may have. Each of the foregoing conditions is independent of and in addition to each other of such conditions and may be asserted irrespective of whether any other of such conditions may be asserted in connection with any particular event, occurrence or state of facts or otherwise. The failure by the Offeror at any time prior to the Expiry Time to exercise any of the foregoing rights will not be deemed a waiver of any such right and each such right will be deemed an ongoing right which may be asserted by the Offeror at any time and from time to time prior to the Expiry Time. Any determination by the Offeror concerning any event or other matter described in the foregoing conditions will be final and binding upon all parties. Depending on the materiality of the waived condition and the number of days remaining in the Offer, under applicable law the Offeror may be required to extend the Offer and re-circulate the new disclosure to Shareholders.

General

Any waiver of a condition in respect of the Offer or the withdrawal of the Offer shall be effective upon written notice, or other communication confirmed in writing by the Offeror to that effect, to the Depositary at its principal office in Toronto, Ontario, Canada. Forthwith after giving any such notice, the Offeror will make a public announcement of such waiver or withdrawal, cause the Depositary, if required by law, as soon as practicable thereafter to notify the Shareholders in the manner set forth in Section 11 of the Offer to Purchase, “Notices and Delivery”, and provide a copy of the aforementioned public announcement to the NYSE. If the Offer is withdrawn, the Offeror shall not be obligated to take up or pay for any Lions Gate Shares deposited under the Offer, and the Depositary will promptly return all certificates representing deposited Lions Gate Shares, Letters of Acceptance and Transmittal, Notices of Guaranteed Delivery and related documents in its possession to the parties by whom they were deposited at the Offeror’s expense. See Section 8 of the Offer to Purchase, “Return of Deposited Lions Gate Shares”.”

6. Amendments to Regulatory Matters

Section 14 of the Circular, “Regulatory Matters” (found at page 48) is amended to add the following after the last paragraph of the section “Competition Act”:

“Investment Canada Act

Under the ICA, transactions exceeding certain financial thresholds, and which involve the direct acquisition of control of a Canadian business by a non-Canadian, are subject to review and cannot be implemented unless the applicable Minister is satisfied that the transaction is likely to be of “net benefit to Canada”. Jurisdiction for review under the ICA is divided between the Minister of Industry and the Minister of Canadian Heritage. The Minister of Canadian Heritage is responsible for investments involving the acquisition of Canadian businesses that are considered cultural businesses, while the Minister of Industry is responsible for the review of investments involving the acquisition of Canadian businesses that are considered non-cultural businesses. A Canadian cultural business is defined in the ICA as a business activity relating to Canada’s cultural heritage or national identity, and includes a business engaged in the production, distribution, sale or exhibition of film or video products.

Where a proposed investment is subject to review and approval by the Minister of Canadian Heritage, an application for review must be filed with the Department of Canadian Heritage prior to implementation of the investment. The ICA contemplates an initial review period of up to 45 days after filing; however, if the Minister has not completed the review by that date, the Minister may unilaterally extend the review period by up to 30 days (or such longer period as may be agreed to by the applicant and the Minister) to permit completion of the review.

In assessing whether to approve an investment by a non-Canadian, the Minister is required to determine whether the investment is likely to be of net benefit to Canada taking into account, among other things, certain factors specified in the ICA and any written undertakings that may be given by the applicant. The determination by the Minister of whether a proposed investment is likely to be of net benefit to Canada also includes consideration of sector specific policies of the Canadian federal government, some of which restrict or prohibit investments by non-Canadians in certain types of Canadian cultural businesses. These include a policy governing foreign investments in the Canadian film distribution sector (“Film Policy”). The Film Policy provides, amongst other things, that takeovers of Canadian-owned and controlled film distribution businesses will not be permitted.

The Offeror is a non-Canadian within the meaning of the ICA. The Offeror believes that the Offer, if successful, may result in the acquisition of control of a Canadian business that is a cultural business in circumstances where the applicable threshold for review is exceeded, with the result that the Offer may be subject to review and approval by the Minister of Canadian Heritage. In addition, the Offeror believes that the Film Policy may be applicable in the circumstances of the Offer as a result of the reconsolidation by Lions Gate in July 2007 of Maple Pictures Corp. (“Maple”), which operates a film distribution business in Canada. Accordingly, the Offeror intends to file an application for review with the Department of Canadian Heritage in connection with the Offer and has commenced discussion with the Department of Canadian Heritage regarding the basis on which it may obtain approval as required under the ICA. In particular, the Offeror intends to discuss with the Department of Canadian Heritage whether a divestiture by Lions Gate of shares of Maple to one or more Canadians, such that the film distribution currently carried on by Maple in Canada would be operated independently from Lions Gate, as was undertaken by Lions Gate in 2005, might be of net benefit to Canada, including because such a divestiture may resolve concerns that may exist, even in the absence of the Offer, that Lions Gate may become controlled in fact by one or more non-Canadians with the result that it, and therefore Maple, will no longer be “Canadian” within the meaning of the Canadian status rules set out in the ICA. In this regard, as is stated in the section on risk factors in Lions Gate’s Annual Report on Form 10-K for the year ended March 31, 2009, there can be no assurance that Lions Gate will not be determined to be a non-Canadian-controlled entity under the ICA. The ICA provides the Minister of Canadian Heritage with discretion to make a determination that an entity engaged in a cultural business is not a Canadian-controlled entity, if the Minister is satisfied, after considering any information or evidence submitted by the entity or otherwise made available to the Minister or the Director of Investments, that the entity is controlled in fact by one or more non-Canadians. As is further stated by Lions Gate, if Lions Gate ceases to be Canadian-controlled under the ICA, Lions Gate and the entities it consolidates (such as Maple) may no longer qualify for or be entitled to access refundable tax credits and other Canadian government and private motion picture industry incentives that are restricted to Canadian-controlled corporations. Further, Lions Gate has stated that such a change in status could also cause Lions Gate to be required to repay certain tax credits and other government incentives previously received and default on certain distribution obligations, thereby affecting Lions Gate’s financial results. The Offeror believes that these risks could be substantially reduced or eliminated through the agreements it will seek to reach with the Minister of Canadian Heritage in connection with any acquisition of control of Lions Gate as a result of the Offer. The Offeror anticipates that, in addition to discussions concerning the divestiture of Maple, its discussions with the Department of Canadian Heritage will include, but not be limited to, the timing of its closing of the Offer and the exercise of voting rights with respect to Lions Gate Shares by the Offeror to replace Lions Gate board members, who would then be in a position to implement such a divestiture.

The obligation of the Offeror to complete the Offer is subject to the condition that the Minister of Canadian Heritage determines that the Offer is of net benefit to Canada on terms and conditions satisfactory to the Offeror, acting reasonably.

U.S. Federal Antitrust Laws

Under the HSR Act, certain acquisition transactions may not be consummated unless certain information has been furnished to the Antitrust Division of the Department of Justice (the “Antitrust Division”) and the Federal Trade Commission (“FTC”) and certain waiting period requirements have been satisfied. The purchase of Lions Gate Shares pursuant to the Offer is subject to such requirements. See Section 4 of the Offer to Purchase.

Pursuant to the requirements of the HSR Act, the Offeror intends to file a Notification and Report Form with respect to the Offer with the Antitrust Division and the FTC on March 22, 2010. As a result, the waiting period applicable to the purchase of Lions Gate Shares pursuant to the Offer is scheduled to expire at 11:59 p.m. (New York time) fifteen days after such filing. However, prior to such time, the Antitrust Division or the FTC may extend the waiting period by requesting additional information or documentary material relevant to the Offer from the Offeror. If such a request is made, the waiting period will be extended until 11:59 p.m. (New York time) on the tenth day after substantial compliance by the Offeror with such request. Thereafter, such waiting period can be extended only by court order.

Lions Gate Shares will not be accepted for payment or paid for pursuant to the Offer until the expiration or early termination of the applicable waiting period under the HSR Act. See Section 4 of the Offer to Purchase. Any extension of the waiting period will not give rise to any withdrawal rights not otherwise provided for by applicable law. See Section 6 of the Offer to Purchase. If the Offeror’s acquisition of Lions Gate Shares is delayed pursuant to a request by the Antitrust Division or the FTC for additional information or documentary material pursuant to the HSR Act, the Offer may be extended in certain circumstances. See Section 5 of the Offer to Purchase.

The Antitrust Division and the FTC scrutinize the legality under the antitrust laws of transactions such as the acquisition of Lions Gate Shares by the Offeror pursuant to the Offer. At any time before or after the consummation of any such transactions, the Antitrust Division or the FTC could take such action under the antitrust laws of the United States as it deems necessary or desirable in the public interest, including seeking to enjoin the purchase of Lions Gate Shares pursuant to the Offer or seeking divestiture of the Lions Gate Shares so acquired or divestiture of substantial assets of Lions Gate. Private parties (including individual U.S. states) may also bring legal actions under the antitrust laws of the United States. The Offeror does not believe that the consummation of the Offer will result in a violation of any applicable antitrust laws. However, there can be no assurance that a challenge to the Offer on antitrust grounds will not be made, or if such a challenge is made, what the result will be. See Section 4 of the Offer to Purchase for certain conditions to the Offer, including conditions with respect to certain governmental actions.”

7. Compelled Acquisition

If Shareholders holding not less than 90% of the issued and outstanding Lions Gate Shares, other than Lions Gate Shares held on the date of the Offer by the Offeror, or by a nominee for the Offeror or an “affiliate” (as defined in the BCBCA) of the Offeror, have accepted the Offer, any Shareholder who has not accepted the Offer (an “Offeree”) will be entitled, in certain circumstances and in accordance with the BCBCA, to compel the Offeror to acquire such Offeree’s Lions Gate Shares.

If the Offeror has not sent notice to the Offerees that the Offeror intends to acquire the Offeree’s Lions Gate Shares (the “Offeror’s Notice”), within one month after the acceptance by the Offeror of at least 90% of the issued and outstanding Lions Gate Shares, the Offeror must send a written notice to each Offeree who did not accept the Offer stating that the Offeree, within three months after receiving such written notice, may require the Offeror to acquire the Lions Gate Shares of that Offeree that were subject to the Offer. If an Offeree requires the Offeror to acquire the Offeree’s Lions Gate Shares in accordance with these provisions, the Offeror must acquire those Lions Gate Shares for the same consideration and on the same terms contained in the Offer.

The foregoing is a summary only of the statutory right of compelled acquisition which may become available to Offerees and is qualified in its entirety by the provisions of Subsections 300(9) and 300(10) of the BCBCA. Subsections 300(9) and 300(10) of the BCBCA are complex and may require strict adherence to notice and timing provisions, failing which such rights may be lost or altered. Shareholders are urged to consult with their legal advisors about the application of these provisions of the BCBCA to their particular circumstances.

8. Time for Acceptance

The Offer is open for acceptance until the Expiry Time, being 8:00 p.m. (New York time) on April 30, 2010, unless withdrawn or further extended by the Offeror. The Expiry Time may be extended by the Offeror in its sole discretion as described in Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

9. Other Amendments to the Offer to Purchase and Circular

Summary Term Sheet

The following questions and answers in the Summary Term Sheet (found at pages 5 to 10 of the Offer to Purchase and Circular) are deleted and replaced by the following:

“WHAT ARE THE CLASSES AND AMOUNTS OF SECURITIES SOUGHT IN YOUR OFFER?

We are seeking to purchase UP TO ALL of the issued and outstanding common shares of Lions Gate. See Section 1 of the Offer to Purchase.

WHAT IS THE PURPOSE OF YOUR OFFER?

On March 19, 2010, Carl C. Icahn, on our behalf, issued a press release containing the following statement:

“I believe that Lions Gate’s management should not further leverage up the company to purchase a film library without allowing shareholders the opportunity to decide whether increasing exposure to this segment is wise. I believe library values are currently declining due to, in part, weak DVD sales. Lions Gate already has a major investment in a library – its own. It should be up to the shareholders to determine if they wish to more than “double down” on another library, especially in light of the company’s admitted “substantial degree of leverage”. Lions Gate’s latest actions convince me that the current management and board will never allow shareholders to make their own determination on this extremely important decision.

We therefore intend, if our offer is successful, to replace Lions Gate’s board of directors with our nominees, several of whom would be Canadian citizens. I believe that the best course for Lions Gate is to pursue a strategy aimed more at the consolidation of film and television distributors, as opposed to the acquisition of library assets. Once in place, we are hopeful that our nominees would guide Lions Gate in that strategic direction. I also believe that it may be desirable to replace top management with several individuals who more closely share our vision for the future of the company. In addition, we expect to propose that the new board form a committee to oversee the retention of a third party consultant tasked with dramatically reducing Lions Gate’s overhead.

I understand that such a dramatic shift in management and growth strategy may thrust Lions Gate into a potentially volatile period of transition, but I believe the company will emerge much stronger on the other end.”

HOW LONG DO I HAVE TO DECIDE WHETHER TO DEPOSIT MY LIONS GATE COMMON SHARES IN YOUR OFFER?

You will have until 8:00 p.m., New York time, on April 30, 2010 to deposit your Lions Gate common shares in our offer, unless our offer is extended or earlier withdrawn. Such time and date, as may be extended, is referred to in the Offer to Purchase and Circular as the “Expiry Time.” If you cannot deliver everything that is required in order to make a valid deposit by that time, you may be able to use a guaranteed delivery procedure, which is described in Section 3 of the Offer to Purchase.

WILL THERE BE A SUBSEQUENT OFFERING PERIOD?

We may elect to provide a “subsequent offering period” for the offer. A subsequent offering period, if one is included, will be an additional period of time beginning after we have purchased Lions Gate common shares tendered during the offer, during which you may tender, but not withdraw, your Lions Gate common shares and receive the offer consideration. We do not currently intend to include a subsequent offering period, although we reserve the right to do so. See Section 1 of the Offer to Purchase.

WHAT ARE THE MOST SIGNIFICANT CONDITIONS IN YOUR OFFER?

We have the right to withdraw our offer and not take up and pay for any Lions Gate common shares deposited in our offer unless each of the conditions applicable to our offer described in Section 4 of the Offer to Purchase is satisfied or waived by us prior to the Expiry Time.

We are not obligated to purchase Lions Gate common shares that are validly deposited in our offer if (i) less than 40,492,682 Lions Gate common shares are validly deposited under the Offer and not withdrawn, which, when combined with the number of Lions Gate Shares owned by the Offeror and its affiliates, represents at least 50.1% of the outstanding Lions Gate common shares, after giving effect to the exercise of outstanding options and the vesting of outstanding restricted share units; (ii) Lions Gate has entered into any material transaction outside the ordinary course of business (including any acquisition of assets over U.S.$100 million); (iii) Lions Gate issues or authorizes the issuance of any Lions Gate securities other than pursuant to the exercise or conversion of currently outstanding stock options or convertible securities; (iv) we have not received any required approvals, exemptions or rulings, including under the Competition Act (Canada), the U.S. Hart-Scott Rodino Antitrust Improvements Act of 1976 and the Investment Canada Act (Canada) on terms and conditions satisfactory to the Offeror, in its reasonable judgment; or (v) all rights issued or issuable under the shareholder rights plan adopted by Lions Gate’s board of directors on March 11, 2010 have not been cease-traded, found to be illegal or unenforceable, redeemed by the board, or otherwise eliminated.

Our offer is also subject to various other conditions. We can waive the conditions to our offer without Lions Gate’s consent. See Section 4 of the Offer to Purchase.

Our obligation to purchase Lions Gate common shares under our offer is not subject to any financing condition. See Section 5 of the Circular.

WHEN MUST LIONS GATE’S BOARD OF DIRECTORS FORMALLY RESPOND TO YOUR OFFER?

Under Canadian provincial securities laws, a directors’ circular must be prepared and delivered to shareholders no later than 15 days from the date of the commencement of our offer. This circular must include (i) a recommendation to accept or reject our offer, and the reasons for their recommendation, (ii) a statement that they are unable to make or are not making a recommendation, and if no recommendation is made, the reasons for not making a recommendation, or (iii) a statement that the directors are considering whether to make a recommendation to accept or reject the bid, the reasons for not making a recommendation and advising shareholders that they should not deposit their Lions Gate Shares until they receive another communication from the directors in accordance with (i) or (ii) which must be delivered at least seven days before the Expiry Time. Under U.S. federal securities laws, Lions Gate has similar obligations, including the requirement to file with the U.S. Securities and Exchange Commission a response no later than ten business days from the date of the commencement of our offer as to whether it recommends acceptance or rejection of our offer, that it has no opinion with respect to our offer or that it is unable to take a position with respect to our offer and the reason(s) for its position. On March 12, 2010, Lions Gate filed a director’s circular with the Canadian provincial securities regulators and a Solicitation/Recommendation Statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission recommending that Lions Gate shareholders reject our offer. Under U.S. federal securities laws, Lions Gate must amend its Schedule 14D-9 filing promptly upon disclosing any material changes to the information previously disclosed in the Schedule 14D-9.

IF THE LIONS GATE COMMON SHARES SOUGHT IN YOUR OFFER ARE DEPOSITED AND TAKEN UP, WHAT WILL BE THE EFFECT OF THE OFFER ON LIONS GATE?

Depending upon the number of Lions Gate common shares purchased pursuant to the offer, the Lions Gate common shares may no longer meet the requirements of the New York Stock Exchange (NYSE) for continued listing on the NYSE. If the Lions Gate common shares are delisted from the NYSE, the ability of Lions Gate common shareholders to resell their Lions Gate common shares would be reduced. Depending upon the number of Lions Gate common shares purchased pursuant to our offer, Lions Gate may also become eligible to cease to be a reporting issuer under applicable securities laws in the provinces of British Columbia, Alberta, Manitoba, Ontario and Québec and to terminate its periodic reporting obligations under the U.S. Securities Exchange Act of 1934, as amended. This would reduce the amount of information that Lions Gate must provide to Lions Gate shareholders. See Section 12 of the Circular.

Lions Gate has stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed with the U.S. Securities and Exchange Commission on March 12, 2010 that its senior revolving credit facility and revolving film credit facility both define a “change in control” to include, subject to certain limited exceptions, any person or group who acquires ownership or control in excess of 20% of Lions Gate’s equity securities having voting power to vote in the election of the board of directors of Lions Gate. In addition, the senior revolving credit facility and revolving film credit facility provide that among the events triggering a “change in control” are the following: (i) if at any time, individuals who as of July 28, 2008 constituted the board of directors of Lions Gate (together with any new directors whose election by the board of directors or whose nomination for election by the holders of Lions Gate common shares was approved by a vote of the majority of directors then still in office who were either directors as of July 28, 2008 or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the board of directors of Lions Gate, and (ii) if any three of (a) Jon Feltheimer, (b) Michael Burns, (c) Joseph Drake or (d) Steven Beeks ceases for any reason (including termination, death or disability) to materially perform the functions and services they perform for Lions Gate and Lions Gate fails for a period of 90 consecutive days afterwards to replace such person with a replacement acceptable to the lenders holding at least 51% of the total credit exposure under these credit facilities.

The senior revolving credit facility and revolving film credit facility both provide that a “change in control” would be an event of default that would permit the lenders to accelerate the maturity of borrowings under those facilities and to enforce security interests in the collateral securing such debt. Lions Gate has stated that as of March 8, 2010 it had borrowings of approximately U.S.$10 million outstanding under the senior revolving credit facility and borrowings of approximately U.S.$34 million outstanding under the revolving film credit facility. In addition, Lions Gate has stated that if the borrowings under the senior revolving credit facility and the revolving film credit facility were accelerated following an event of default that is not waived or cured, holders of (i) the convertible senior subordinated notes due 2024, (ii) the convertible senior subordinated notes due 2025 issued in February 2005, (iii) the convertible senior subordinated notes due 2025 issued in April 2009, and (iv) the senior secured second-priority notes due 2016, each of which was issued by Lions Gate Entertainment Inc., a subsidiary of Lions Gate, and is guaranteed by Lions Gate, would have the right to accelerate that debt.

In addition, the (i) convertible senior subordinated notes due 2024, (ii) convertible senior subordinated notes due 2025 issued in February 2005, and (iii) convertible senior subordinated notes due 2025 issued in April 2009 become subject, upon a “change in control”, to the right of the holders of the notes to require Lions Gate Entertainment Inc. to repurchase the notes at 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, and, in certain circumstances, a make whole premium. Under the terms of the senior secured second-priority notes due 2016, upon the occurrence of a “change in control”, Lions Gate Entertainment Inc. must make an offer to purchase all of the notes at a purchase price in cash equal to 101% of the principal amount of the notes, plus accrued and unpaid interest. Under the terms of the notes, a “change in control” includes the acquisition of beneficial ownership, directly or indirectly, by any person or group of more than 50% of the total voting power of the Lions Gate common shares. A “change in control” under the notes would also result in a default under the terms of the senior revolving credit facility and revolving film credit facility. Lions Gate has stated that as of March 8, 2010, U.S.$236.0 million principal amount of the senior secured second-priority notes due 2016 and U.S.$236.1 million aggregate principal amount of the convertible senior subordinated notes due 2024, the convertible senior subordinated notes due 2025 issued in February 2005, and the convertible senior subordinated notes due 2025 issued in April 2009 were outstanding, and that Lions Gate’s consolidated total indebtedness was approximately U.S.$825.4 million.

If Lions Gate’s lenders and noteholders were to elect to declare events of default relating to the change in control provisions and an acceleration occurs, it will not be a condition allowing us to withdraw our offer. If such an acceleration occurs, we believe that Lions Gate should seek a replacement source of funding in order to continue to operate its business in the ordinary course. We are prepared to begin discussions with Lions Gate immediately regarding a bridge facility that we would be willing to provide, without a commitment fee, at the expiration of our offer, should these “change in control” provisions be triggered as a result of our purchase of Lions Gate common shares in our offer. We expect that such bridge facility would be required to be repaid through a combination of new debt and the proceeds of the sale of Lions Gate equity through a rights offering in which all Lions Gate common shareholders would be invited to participate. We would be willing to backstop any such rights offering. See Section 2 of the Circular.

The employment agreements of Jon Feltheimer, Michael Burns, Steven Beeks, Joseph Drake and Wayne Levin, executive officers of Lions Gate, each contain change of control benefits and severance benefits if any such individual’s employment is terminated in connection with a change of control. We believe the offer, if consummated, would constitute a change in control for purposes of the employment agreements with these executive officers. If such a change of control occurs, it would not be a condition allowing us to withdraw the offer. See Section 2 of the Circular.”

Statement Regarding Forward-Looking Information

The last sentence of “Forward-Looking Statements” in the Offer to Purchase and Circular (found at page 14 of the Offer to Purchase and Circular) is deleted in its entirety and replaced by the following:

“Such forward-looking statements should therefore be construed in light of such factors, and the Offeror is under no obligation and expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.”

Circular

The seventh and eighth paragraphs of Section 2 of the Circular, “Lions Gate” (found at page 37 of the Circular) are deleted in their entirety and replaced by the following:

“Lions Gate stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed on March 12, 2010 that, as at March 8, 2010, Lions Gate had outstanding 117,945,360 Lions Gate Shares and that the diluted number of Lions Gate Shares issued and outstanding assuming conversion of the 2024 Notes, the 2025 Notes, the 2025 Notes of April 2009 and the issuance of shares issuable upon exercise of options and upon vesting of restricted share units, would be 146,233,831. Based on Lions Gate’s public disclosure, as at February 1, 2010, Lions Gate had outstanding no Preference Shares, which include the Series A Shares and the Series B Shares.

The Lions Gate Shares are listed on the NYSE under the symbol “LGF”. Lions Gate disclosed in its Solicitation/Recommendation Statement on Schedule 14D-9 filed on March 12, 2010 that as of March 11, 2009, its directors and senior officers had knowledge of certain Shareholders, including the Offeror, directly or indirectly, beneficially owning or exercising control or direction over 10% or more of the outstanding Lions Gate Shares as set forth in the table below.

Shareholder	Number of common shares owned as of March 11, 2010	Percent of total outstanding common shares as of March 11, 2010
Mark H. Rachesky, M.D.	23,165,278	19.64%
Carl C. Icahn	22,107,571	18.74%
Capital Research Global Investors	12,250,000	10.4%

All references in the Offer to Purchase and Circular to the percentage ownership of Lions Gate Shares by the Offeror are amended to reflect the foregoing.

The ninth paragraph of Section 2 of the Circular, “Lions Gate” (found at page 37 of the Circular) is deleted in its entirety and replaced by the following:

“Lions Gate has stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on March 12, 2010 that the Revolving Credit Agreement and the Revolving Film Credit Agreement both define a “change in control” to include, subject to certain limited exceptions, any person or group who acquires ownership or control in excess of 20% of Lions Gate’s equity securities having voting power to vote in the election of the board of directors of Lions Gate. In addition, the Revolving Credit Agreement and the Revolving Film Credit Agreement provide that among the events triggering a “change in control” are the following: (i) if at any time, individuals who as of July 28, 2008 constituted the board of directors of Lions Gate (together with any new directors whose election by the board of directors or whose nomination for election by the Shareholders was approved by a vote of the majority of directors then still in office who were either directors as of July 28, 2008 or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the board of directors of Lions Gate, and (ii) if any three of (a) Jon Feltheimer, (b) Michael Burns, (c) Joseph Drake or (d) Steven Beeks ceases for any reason (including termination, death or disability) to materially perform the functions and services they perform for Lions Gate and Lions Gate fails for a period of 90 consecutive days afterwards to replace such person with a replacement acceptable to the lenders holding at least 51% of the total credit exposure under these credit facilities.

The Revolving Credit Agreement and the Revolving Film Credit Agreement both provide that a “change in control” would be an event of default that permits the lenders to accelerate the maturity of borrowings under those facilities and to enforce security interests in the collateral securing such debt. Lions Gate has stated that as of March 8, 2010 it had borrowings of approximately U.S.$10 million outstanding under the Revolving Credit Agreement and borrowings of approximately U.S.$34 million outstanding under the Revolving Film Credit Agreement. In addition, Lions Gate has stated that if the borrowings under the Revolving Credit Agreement and the Revolving Film Credit Agreement were accelerated following an event of default that is not waived or cured, holders of the Notes, the 2025 Notes of April 2009 and the Second Lien Notes would have the right to accelerate the debts thereunder.

In addition, (i) the 2024 Notes, (ii) the 2025 Notes, and (iii) the 2025 Notes of April 2009 become subject, upon a “change of control”, to the right of the holders of the notes to require LGEI to repurchase the notes at 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, and, in certain circumstances, a make whole premium. Under the terms of the Second Lien Notes upon the occurrence of a “change of control”, LGEI must make an offer to purchase all of the notes at a purchase price in cash equal to 101% of the principal amount of the notes, plus accrued and unpaid interest. Under the terms of the notes, a “change of control” includes the acquisition of beneficial ownership, directly or indirectly, by any person or group of more than 50% of the total voting power of the Lions Gate Shares. A “change of control” under the notes would also result in a default under the terms of the Revolving Credit Agreement and Revolving Film Credit Agreement. Lions Gate has stated that as of March 8, 2010, U.S.$236.0 million principal amount of the Second Lien Notes and U.S.$236.1 million aggregate principal amount of the Notes and the 2025 Notes of April 2009 were outstanding, and that Lions Gate’s consolidated total indebtedness was approximately U.S.$825.4 million.

If Lions Gate’s lenders and noteholders were to elect to declare events of default relating to the change of control provisions and an acceleration occurs, it will not be a condition allowing the Offeror to withdraw the Offer. If such an acceleration occurs, the Offeror believes that Lions Gate should seek a replacement source of funding in order to continue to operate its business in the ordinary course. The Offeror is prepared to begin discussions with Lions Gate immediately regarding a bridge facility that the Offeror would be willing to provide, without a commitment fee, at the expiration of the Offer, should these change of control provisions be triggered as a result of the Offeror’s purchase of Lions Gate Shares in the Offer. The Offeror expects that such bridge facility would be required to be repaid through a combination of new debt and the proceeds of the sale of Lions Gate equity through a rights offering in which all Shareholders would be invited to participate. The Offeror would be willing to backstop any such rights offering. The foregoing description of Lions Gate’s indebtedness is qualified in its entirety by reference to the definitive documents governing that indebtedness, copies of which have been filed by Lions Gate with the SEC. The Offeror takes no responsibility for the accuracy or completeness of those filings.

Lions Gate also stated in its Solicitation/Recommendation Statement on Schedule 14D-9 that upon a change in control of Lions Gate (as defined in each respective employment agreement), the stock options, stock appreciation rights and time-based restricted share units granted to each of Jon Feltheimer, Michael Burns, Steven Beeks, Joseph Drake and Wayne Levin, each an executive officer of Lions Gate, under their respective employment agreements would vest.

In addition, in the case of each of Messrs. Feltheimer and Burns, the next installment of their respective performance-based stock units scheduled to vest following the change in control would continue to vest. Each of Messrs. Feltheimer and Burns would also be entitled to payment of the applicable amount of their respective stock price bonus if the price of Lions Gate Shares as of the change in control exceeds certain thresholds for the stock-price bonuses.

Lions Gate has stated that in the event that the benefits payable to Mr. Feltheimer in connection with a change in control would be subject to the excise tax imposed under Section 280G of Code, Mr. Feltheimer’s benefits would either be reduced to a level such that the excise tax would not apply or he would be paid the full amount of his benefits and would receive a gross-up payment from Lions Gate up to a maximum of U.S.$150,000, whichever would result in his receiving the greater benefit on an after-tax basis.

Lions Gate also indicated that if Mr. Feltheimer’s employment is terminated by Lions Gate without “cause” in connection with a change in control, Mr. Feltheimer would be entitled to a cash payment of U.S.$2,500,000 and to severance pay of continued payments of his base salary for the remainder of the employment period. Additionally, if a change in control occurs and Mr. Feltheimer voluntarily terminates his employment within the 30-day period following the change in control, he would be entitled to a cash payment of U.S.$2,500,000, but would not be entitled to any continued payment of his base salary. If Mr. Burns’ employment is terminated by Lions Gate without “cause” in connection with a change in control or Mr. Burns elects to resign within a 15-day period following a change in control, Mr. Burns would be entitled to severance pay equal to the greater of continued payments of his base salary for the remainder of the employment period or U.S.$1,800,000. If Mr. Beeks’ employment is terminated by Lions Gate without “cause” within six months of a change of control, Mr. Beeks would be entitled to severance pay equal to the greater of continued payment of 50% of his base salary for the remainder of the employment period or U.S.$1,500,000. If Mr. Drake’s employment is terminated by Lions Gate without “cause” or Mr. Drake terminates for “good reason” within six months of a change of control, Mr. Drake would be entitled to severance pay equal to the greater of continued payment of 50% of his base salary for the remainder of the employment period or U.S.$1,700,000, and payment of each bonus based on EBITDA (as defined in Mr. Drake’s employment agreement) targets of Lions Gate that would have been earned through the end of the term. If Mr. Levin’s employment is terminated by Lions Gate without “cause” or Mr. Levin terminates for “good reason,” Mr. Levin would be entitled to a cash payment of U.S.$1,000,000 and to severance pay equal to his base salary for the remainder of the employment period.

The Offeror believes that the Offer, if consummated, would result in a change in control for purposes of the employment agreements with these executive officers.

In its Solicitation/Recommendation Statement on Schedule 14D-9, Lions Gate stated that Lions Gate’s 2004 Performance Incentive Plan (the “2004 Plan”) grants the administrator of the 2004 Plan the discretion, in the event of a change of control, to provide that any outstanding option or stock appreciation rights shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under the 2004 Plan that is then outstanding shall be payable to the holder of such award. The 2004 Plan defines a “change in control” to generally include the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of, among other things, 30% or more of the Lions Gate Shares. The Offeror believes that the Offer, if consummated, would result in a change in control for purposes of the 2004 Plan.

If a change of control occurs with respect to the employment agreements or the 2004 Plan, it would not be a condition allowing the Offeror to withdraw the Offer.

The above summary and description of the employment agreements and the 2004 Plan are qualified in their entirety by reference to the definitive documents governing such agreements and plan, copies of which have been filed by Lions Gate with the SEC.”

Section 4 of the Circular, “Purpose of the Offer and Plans for Lions Gate” (found at Page 42 of the Circular) is deleted in its entirety and replaced by the following:

“4. Purpose of the Offer and Plans for Lions Gate

On March 19, 2010, Carl C. Icahn, on behalf of the Offeror, issued a press release containing the following statement:

“I believe that Lions Gate’s management should not further leverage up the company to purchase a film library without allowing shareholders the opportunity to decide whether increasing exposure to this segment is wise. I believe library values are currently declining due to, in part, weak DVD sales. Lions Gate already has a major investment in a library – its own. It should be up to the shareholders to determine if they wish to more than “double down” on another library, especially in light of the company’s admitted “substantial degree of leverage”. Lions Gate’s latest actions convince me that the current management and board will never allow shareholders to make their own determination on this extremely important decision.

We therefore intend, if our offer is successful, to replace Lions Gate’s board of directors with our nominees, several of whom would be Canadian citizens. I believe that the best course for Lions Gate is to pursue a strategy aimed more at the consolidation of film and television distributors, as opposed to the acquisition of library assets. Once in place, we are hopeful that our nominees would guide Lions Gate in that strategic direction. I also believe that it may be desirable to replace top management with several individuals who more closely share our vision for the future of the company. In addition, we expect to propose that the new board form a committee to oversee the retention of a third party consultant tasked with dramatically reducing Lions Gate’s overhead.

I understand that such a dramatic shift in management and growth strategy may thrust Lions Gate into a potentially volatile period of transition, but I believe the company will emerge much stronger on the other end.”

Section 5 of the Circular, “Source of Funds” (found at page 42 of the Circular) is deleted in its entirety and replaced by the following:

“5. Source of Funds

Lions Gate stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on March 12, 2010 that there were 117,945,360 Lions Gate Shares issued and outstanding as of March 8, 2010. Based on Lions Gate’s public disclosure, as at December 31, 2009, Lions Gate had outstanding approximately 3,551,000 stock options and

3,194,000 unvested restricted share units. Based on the Offer being for up to all of the outstanding Lions Gate Shares after giving effect to the exercise of all outstanding stock options and the vesting of outstanding restricted share units, which the Offeror has calculated to total approximately 102,713,171 Lions Gate Shares (excluding the Lions Gate Shares owned by the Offeror and Lions Gate Shares issuable on the conversion of the 2024 Notes, 2025 Notes and 2025 Notes of April 2009), the maximum amount of cash required for the purchase of Lions Gate Shares for which the Offer is made (exclusive of fees and expenses) is approximately U.S.$616 million.

As described under Section 2 of the Circular, “Lions Gate”, under the terms of the Revolving Credit Agreement and the Revolving Film Credit Agreement and under the terms of the Notes, the 2025 Notes of April 2009 and the Second Lien Notes, a change in control of Lions Gate could result in an event of default that would permit the acceleration of such indebtedness. The Offeror is prepared to begin discussions with Lions Gate immediately regarding a bridge facility that the Offeror would be willing to provide, without a commitment fee, at the expiration of the Offer, should these change of control provisions be triggered as a result of the Offeror’s purchase of Lions Gate Shares in the Offer. The Offeror expects that such bridge facility would be required to be repaid through a combination of new debt and the proceeds of the sale of Lions Gate equity through a rights offering in which all Shareholders would be invited to participate, thus de-levering Lions Gate. The Offeror would be willing to backstop any such rights offering.

In each case, the required funds will be provided by the Offeror from cash on hand, including margin borrowings under existing brokerage arrangements.”

The third paragraph of Section 6 of the Circular, “Beneficial Ownership of and Trading in Lions Gate Shares” (found at page 43 of the Circular) is deleted in its entirety and replaced by the following:

“Lions Gate stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on March 12, 2010 that the board of directors of Lions Gate has made reasonable enquiries of each director and officer of Lions Gate and their respective associates and that each of the directors and officers of Lions Gate together with their respective associates has indicated his or her intention to reject the Original Offer and not tender any of his or her Lions Gate Shares (including Lions Gate Shares underlying options held immediately prior to the expiry time of the Original Offer) to the Original Offer. The Offeror has no knowledge of whether any other Shareholders will accept the Offer.”

Section 12 of the Circular, “Effect of the Offer on the Market for Lions Gate Shares” (found at pages 46 to 47 of the Circular) is deleted in its entirety and replaced by the following:

“12. Effect of the Offer on the Market for Lions Gate Shares

The Lions Gate Shares are listed on the NYSE. Depending upon the number of Lions Gate Shares purchased pursuant to the Offer, the Lions Gate Shares may no longer meet the requirements of the NYSE for continued listing on the NYSE. The rules of the NYSE establish certain criteria that, if not met, could lead to the delisting of the Lions Gate Shares from the NYSE. Among such criteria are the number of shareholders, the number of shares publicly held and the aggregate market value of the shares publicly held. If, as a result of the purchase of Lions Gate Shares pursuant to the Offer or otherwise, the Lions Gate Shares no longer meet the requirements of the NYSE for continued listing and the Lions Gate Shares are delisted, the market for the Lions Gate Shares would be adversely affected.

In the event the Lions Gate Shares are no longer eligible for listing on the NYSE, quotations might still be available from other sources. The extent of the public market for the Lions Gate Shares and the availability of such quotations would, however, depend upon the number of holders of such Lions Gate Shares at such time, the interest in maintaining a market in such Lions Gate Shares on the part of securities firms, the possible termination of registration of such Lions Gate Shares under the Exchange Act, as described below, and other factors.

The Lions Gate Shares are currently registered under the Exchange Act. Such registration may be terminated upon application of Lions Gate to the SEC if the Lions Gate Shares are not listed on a national securities exchange and there are fewer than 300 holders of record of the Lions Gate Shares. The termination of the registration of the Lions Gate Shares under the Exchange Act would substantially reduce the information required to be furnished by Lions Gate to Shareholders and to the SEC, and would make certain of the provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) and the requirement of furnishing a proxy statement in connection with shareholders meetings and the related requirement of an annual report to shareholders, and the requirements of Rule 13e-3 with respect to going private transactions, no longer applicable with respect to the Lions Gate Shares or to Lions Gate. Furthermore, if registration of the Lions Gate Shares under the Exchange Act were terminated, the ability of “affiliates” of Lions Gate and persons holding “restricted securities” of Lions Gate to dispose of such securities pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, may be impaired or, with respect to certain persons, eliminated. If the Lions Gate Shares were no longer registered under the Exchange Act, the Lions Gate Shares would no longer be eligible for NYSE listing.

The Lions Gate Shares are currently “margin securities” under the regulations of the Board of Governors of the Federal Reserve System, which has the effect, among other things, of allowing brokers to extend credit using such Lions Gate Shares as collateral. Depending upon factors similar to those described above regarding market quotations, the Lions Gate Shares might no longer constitute “margin securities” for the purposes of the margin regulations, in which event the Lions Gate Shares would be ineligible as collateral for margin loans made by brokers.

In addition, depending upon the number of Lions Gate Shares purchased pursuant to the Offer, Lions Gate may also become eligible to cease to be a reporting issuer under applicable securities laws in the provinces of British Columbia, Alberta, Manitoba, Ontario and Québec.

Lions Gate has stated in its Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on March 12, 2010 that the Revolving Credit Agreement and the Revolving Film Credit Agreement both define a “change in control” to include, subject to certain limited exceptions, any person or group who acquires ownership or control in excess of 20% of Lions Gate’s equity securities having voting power to vote in the election of the board of directors of Lions Gate. In addition, the Revolving Credit Agreement and the Revolving Film Credit Agreement provide that among the events triggering a “change in control” are the following: (i) if at any time, individuals who as of July 28, 2008 constituted the board of directors of Lions Gate (together with any new directors whose election by the board of directors or whose nomination for election by the Shareholders was approved by a vote of the majority of directors then still in office who were either directors as of July 28, 2008 or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the board of directors of Lions Gate, and (ii) if any three of (a) Jon Feltheimer, (b) Michael Burns, (c) Joseph Drake or (d) Steven Beeks ceases for any reason (including termination, death or disability) to materially perform the functions and services they perform for Lions Gate and Lions Gate fails for a period of 90 consecutive days afterwards to replace such person with a replacement acceptable to the lenders holding at least 51% of the total credit exposure under these credit facilities.

The Revolving Credit Agreement and the Revolving Film Credit Agreement both provide that a “change in control” would be an event of default that would permit the lenders to accelerate the maturity of borrowings under those facilities and to enforce security interests in the collateral securing such debt. Lions Gate has stated that as of March 8, 2010 it had borrowings of approximately U.S.$10 million outstanding under the Revolving Credit Agreement and borrowings of approximately U.S.$34 million outstanding under the Revolving Film Credit Agreement. In addition, Lions Gate has stated that if the borrowings under the Revolving Credit Agreement and the Revolving Film Credit Agreement were accelerated following an event of default that is not waived or cured, holders of the Notes, the 2025 Notes of April 2009 and the Second Lien Notes would have the right to accelerate the debts thereunder.

In addition, (i) the 2024 Notes, (ii) the 2025 Notes, and (iii) the 2025 Notes of April 2009 become subject, upon a “change of control”, to the right of the holders of the notes to require LGEI to repurchase the notes at 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, and, in certain circumstances, a make whole premium. Under the terms of the Second Lien Notes, upon the occurrence of a “change of control”, LGEI must make an offer to purchase all of the notes at a purchase price in cash equal to 101% of the principal amount of the notes, plus accrued and unpaid interest. Under the terms of the notes, a “change of control” includes the acquisition of beneficial ownership, directly or indirectly, by any person or group of more than 50% of the total voting power of the Lions Gate Shares. A “change of control” under the notes would also result in a default under the terms of the Revolving Credit Agreement and Revolving Film Credit Agreement. Lions Gate has stated that as of March 8, 2010, U.S.$236.0 million principal amount of the Second Lien Notes and U.S.$236.1 million aggregate principal amount of the Notes and the 2025 Notes of April 2009 were outstanding, and that Lions Gate’s consolidated indebtedness was approximately U.S.$825.4 million.

If Lions Gate’s lenders and noteholders were to elect to declare events of default relating to the change of control provisions and an acceleration occurs, it will not be a condition allowing the Offeror to withdraw the Offer. If such an acceleration occurs, the Offeror believes that Lions Gate should seek a replacement source of funding in order to continue to operate its business in the ordinary course. The Offeror is prepared to begin discussions with Lions Gate immediately regarding a bridge facility that the Offeror would be willing to provide, without a commitment fee, at the expiration of the Offer, should these change of control provisions be triggered as a result of the Offeror’s purchase of Lions Gate Shares in the Offer. The Offeror expects that such bridge facility would be required to be repaid through a combination of new debt and the proceeds of the sale of Lions Gate equity through a rights offering in which all Shareholders would be invited to participate. The Offeror would be willing to backstop any such rights offering. The foregoing description of Lions Gate’s indebtedness is qualified in its entirety by reference to the definitive documents governing that indebtedness, copies of which have been filed by Lions Gate with the SEC. The Offeror takes no responsibility for the accuracy or completeness of those filings.

The Offer may limit the ability of Lions Gate to use U.S. federal income net operating loss carry forwards. The Form 10-Q of Lions Gate for the quarterly period ended December 31, 2009 states that, as of December 31, 2009, “[i]ncome tax loss carryforwards, subject to certain limitations that may prevent [Lions Gate] from fully utilizing them, amount to approximately [U.S.] $133.2 million for U.S. federal income tax purposes.” Subject to certain limitations, net operating loss carry forwards generally may be used to offset future taxable income and thereby reduce U.S. federal income taxes otherwise payable. Section 382 of the Code imposes an annual limitation on the ability of a corporation that undergoes an “ownership change” to use its net operating loss carry forwards to reduce its tax liability. The U.S. subsidiaries of Lions Gate may have experienced “ownership changes” as defined in Section 382 of the Code in the past. In addition, the Offer, if consummated, may result in an “ownership change” of the U.S. subsidiaries of Lions Gate. Any limitation on the use of net operating loss carry forwards resulting from an ownership change in the past and/or the consummation of the Offer could increase the U.S. federal income tax liability of the U.S. subsidiaries of Lions Gate. Limitations similar to Section 382 of the Code may apply to Lions Gate’s U.S. state and local net operating carry forwards.”

Section 16 of the Circular, “Material Canadian Federal Income Tax Considerations” is amended to add the following at the beginning of the second paragraph of Section 16 (found at page 49 of the Circular):

“This summary is based on the assumption that if the Rights are disposed of by a beneficial owner of Lions Gate Shares pursuant to this Offer, there is no value to the Rights and no amount of the consideration paid by the Offeror will be allocated to the Rights.”

Section 16 of the Circular, “Material Canadian Federal Income Tax Considerations” is amended to add the following after the last paragraph of the section entitled “Holders Resident in Canada” (found at page 50 of the Circular):

“The tax consequences to a Resident Shareholder disposing of its Lions Gate Shares to the Offeror pursuant to such Holder’s statutory rights of compelled acquisition (as described in Section 6 of the Notice of Variation) will generally be as described above.”

Section 16 of the Circular, “Material Canadian Federal Income Tax Considerations” is amended to add the following immediately after the section entitled “Holders Resident in Canada” (found at page 50 of the Circular).

“Qualified Investment

If following completion of the Offer the Lions Gate Shares cease to be listed on any designated stock exchange (which includes the NYSE) (see above under “Effect of the Offer on the Market for Lions Gate Shares”) and the Company ceases to be a “public corporation” for purposes of the Tax Act, Resident Shareholders that are trusts governed by registered retirement savings plans, registered retirement income funds, registered education savings plans, deferred profit sharing plans, and tax-free savings accounts are cautioned that the Lions Gate Shares will cease to be qualified investments for such trusts. Such Holders are urged to consult with their own tax advisors in this regard.”

Section 16 of the Circular, “Material Canadian Federal Income Tax Considerations” is amended to add the following at the end of the third paragraph of the section entitled “Holders Not Resident in Canada” (found at page 51 of the Circular):

“In the Canadian federal budget released on March 4, 2010, the Minister of Finance (Canada) proposed to amend the definition of taxable Canadian property in the Tax Act such that, after March 4, 2010, shares that are listed on a designated stock exchange (which includes the NYSE) will generally not constitute taxable Canadian property of a Non-Resident Shareholder at a particular time unless at any time during the 60-month period that ends at that time (i) 25% or more of the issued shares of any class or series of the capital stock of the company were owned by or belonged to any combination of the Non-Resident Shareholder and persons with whom the Non-Resident Shareholder did not deal at arm’s length, and (ii) more than 50% of the fair market value of the shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, Canadian resource properties (as defined in the Tax Act), timber resource properties (as defined in the Tax Act), and options in respect of, or interests in, or for civil law rights in, any such properties whether or not such properties exist. There can be no assurance that such amendment will be enacted as proposed.”

Section 16 of the Circular, “Material Canadian Federal Income Tax Considerations” is amended to add the following immediately after the last paragraph of the section entitled “Holders Not Resident in Canada” (found at page 51 of the Circular):

“Subject to the discussion below under “Delisting of Shares”, the tax consequences to a Non-Resident Shareholder disposing of its Lions Gate Shares to the Offeror pursuant to such Holder’s statutory rights of compelled acquisition (as described in Section 6 of the Notice of Variation) will generally be as described above.”

Section 16 of the Circular, “Material Canadian Federal Income Tax Considerations” is amended to add the following immediately after the section entitled “Holders Not Resident in Canada” (found at page 51 of the Circular):

“Delisting of Shares

As noted above under “Effect of the Offer on the Market for Lions Gate Shares”, Lions Gate Shares may cease to qualify for listing on the NYSE following the completion of the Offer. Non-Resident Shareholders who do not dispose of their Lions Gate Shares pursuant to the Offer are cautioned that if the Lions Gate Shares are not listed on a designated stock exchange at the time they are disposed of (the “relevant time”), under the current provisions of the Tax Act the Lions Gate Shares will be taxable Canadian property to the Non-Resident Shareholder with the result that:

1.

the Holder will be subject to income tax under the Tax Act in respect of any capital gain realized on such disposition (unless the Lions Gate Shares are “treaty-protected property” for the purposes of the Tax Act of the Non-Resident Shareholder); and

2.	if the Lions Gate Shares are not listed on a recognized stock exchange at the relevant time, the Lions Gate Shares will not be “excluded property” with the result that:

(i)	the notification provisions of section 116 of the Tax Act will apply to the Non-Resident Shareholder;

(ii)

the Non-Resident Shareholder will be required to file a Canadian income tax return in respect of such disposition (unless the Lions Gate Shares are treaty-protected property of the Non-Resident Shareholder); and

(iii)

in accordance with Section 116 of the Tax Act and unless the purchaser of the Lions Gate Shares has received a clearance certificate for the disposition of the Non-Resident Shareholder’s Lions Gate Shares, the purchaser will be entitled to deduct or withhold 25% from any payment made to the Non-Resident Shareholder and to remit such amount to the Receiver General for Canada on behalf of the Non-Resident Shareholder.

In the Canadian federal budget released on March 4, 2010, the Minister of Finance (Canada) proposed to amend the definition of taxable Canadian property in the Tax Act such that, after March 4, 2010, shares that are not listed on a designated stock exchange will generally not constitute taxable Canadian property of a Non-Resident Shareholder at a particular time unless at any time during the 60-month period that ends at that time, more than 50% of the fair market value of the shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, Canadian resource properties (as defined in the Tax Act), timber resource properties (as defined in the Tax Act), and options in respect of, or interests in, or for civil law rights in, any such properties whether or not such properties exist. There can be no assurance that such amendment will be enacted as proposed.

Non-Resident Shareholders are urged to consult their own tax advisors with respect to the potential income tax consequences to them of not disposing of their Lions Gate Shares pursuant to the Offer.”

Section 17 of the Circular, “Material U.S. Federal Income Tax Considerations” is amended to add the following at the end of the second paragraph (found at page 51 to 52 of the Circular):

“In addition, this summary is based on the assumption that if the Rights are disposed of by a beneficial owner of Lions Gate Shares pursuant to this Offer, there is no value to the Rights and no amount of the consideration paid by the Offeror will be allocated to the Rights.”

Section 17 of the Circular, “Material U.S. Federal Income Tax Considerations” is amended to add the following after the last paragraph of the section entitled “Sale of Lions Gate Shares Pursuant to the Offer” (found at page 52 of the Circular):

“The tax consequences to a U.S. Holder disposing of its Lions Gate Shares to the Offeror pursuant to such Holder’s statutory rights of compelled acquisition (as described in Section 6 of the Notice of Variation) will generally be as described above.”

Cover page

The cover page to the Offer to Purchase and Circular is amended to the extent necessary to reflect the amendments contemplated by, and the information contained in, this Notice.

10. Poison Pill

On March 11, 2010, the board of directors of Lions Gate approved the Poison Pill. A press release was issued by Lions Gate on March 12, 2010 announcing the board’s approval of the Poison Pill. The Shareholders have not approved the Poison Pill. The board of directors of Lions Gate has authorized the convening of a special meeting of Shareholders on May 4, 2010 to confirm the implementation of the Poison Pill. The principal terms of the Poison Pill are summarized in Schedule “A” to this Notice. The summary is taken directly from the registration statement on Form 8-A filed by Lions Gate with the SEC on March 12, 2010. The summary in Schedule “A” is qualified in its entirety by the provisions of the Poison Pill. The Offeror intends to pursue legal proceedings to set aside the Poison Pill.

11. Manner of Acceptance

Shareholders who wish to accept the Offer are referred to Section 3 of the Offer to Purchase, “Manner of Acceptance”, for a description of the alternative procedures to be followed for a valid acceptance.

12. Withdrawal of Deposited Lions Gate Shares

Shareholders are referred to Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”, for a description of the procedures for exercising the right to withdraw Lions Gate Shares deposited under the Offer.

13. Take Up of and Payment for Deposited Lions Gate Shares

Shareholders are referred to Section 7 of the Offer to Purchase, “Take Up of and Payment for Deposited Lions Gate Shares”, for details as to the take-up of and payment for Lions Gate Shares under the Offer.

14. Variations to the Offer

The Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery shall be read together with this Notice in order to give effect to the amendments set forth in this Notice. Except as otherwise set forth in this Notice, the terms and conditions of the Offer and the information in the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery continue to be applicable in all respects.

15. Shareholders’ Statutory Rights

Securities legislation of the provinces and territories of Canada provides security holders of Lions Gate with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for the particulars of those rights or consult a lawyer.

16. Approvals

The contents of this Notice have been approved and the sending thereof to Shareholders has been authorized by (a) IPH GP LLC, which is the general partner of Icahn Capital LP, which is (i) the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP and (ii) the general partner of Icahn Offshore LP, which is the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, (b) the board of directors of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership), (c) the managers of Icahn Fund S.à r.l. and (d) the management board of Daazi Holding B.V.

CONSENT

TO:	Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V.

We hereby consent to the reference to our opinion contained under “Material Canadian Federal Income Tax Considerations” and “Material U.S. Federal Income Tax Considerations” in the Circular accompanying the Offer dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, made by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. to the holders of Lions Gate Shares.

(Signed) OSLER, HOSKIN & HARCOURT LLP

Toronto, Ontario and New York, New York
March 19, 2010

F-1

APPROVAL AND CERTIFICATE

DATED: March 19, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners LP	(Signed) Irene March Chief Financial Officer Icahn Partners LP

Icahn Partners LP, by its general partner

Icahn Onshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: March 19, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund LP

Icahn Partners Master Fund LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: March 19, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund II LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund II LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund II LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund II LP

Icahn Partners Master Fund II LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: March 19, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund III LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund III LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund III LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund III LP

Icahn Partners Master Fund III LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: March 19, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of High River Limited Partnership to Shareholders has been authorized, by the sole director of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Director and President Barberry Corp.	(Signed) Keith Cozza Secretary and Treasurer Barberry Corp.

(Signed) Vincent J. Intrieri

Vice President

Barberry Corp.

APPROVAL AND CERTIFICATE

DATED: March 19, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Fund S.à r.l. to Shareholders has been authorized, by the managers of Icahn Fund S.à r.l.

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Icahn Fund S.à r.l.	(Signed) Irene March Chief Financial Officer Icahn Fund S.à r.l.

(Signed) Keith Meister Manager Icahn Fund S.à r.l.	(Signed) Vincent Intrieri Manager Icahn Fund S.à r.l.

APPROVAL AND CERTIFICATE

DATED: March 19, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Daazi Holding B.V. to Shareholders has been authorized, by the management board of Daazi Holding B.V.

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Daazi Holding B.V.	(Signed) Irene March Chief Financial Officer Daazi Holding B.V.

(Signed) Keith Meister Managing Director Daazi Holding B.V.	(Signed) Vincent Intrieri Managing Director Daazi Holding B.V.

CERTIFICATE

DATED: March 19, 2010

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn

SCHEDULE “A”

POISON PILL

The summary below is taken directly from the registration statement on Form 8-A (the “Registration Statement”) filed by Lions Gate Entertainment Corp. (the “Company”) on March 12, 2010. Except as otherwise defined herein, defined terms used below have the meanings ascribed thereto in the Shareholder Rights Plan (the “Shareholder Rights Plan”) dated as of March 12, 2010 between the Company and CIBC Mellon Trust Company, as the Rights Agent. The summary does not purport to be complete and should be read together with, and is qualified in its entirety by, the provisions of the Shareholder Rights Plan.

Issue of Rights. Under the Shareholder Rights Plan, which became effective on March 12, 2010, one Right will be issued to shareholders of record on March 22, 2010 and will be attached to each outstanding Common Share. One Right will also be issued and attach to each Common Share issued thereafter, subject to the limitations set forth in the Shareholder Rights Plan.

Acquiring Person. An “Acquiring Person” is a person that Beneficially Owns 20% or more of the outstanding Voting Shares or, if the Company has completed an offering of its securities after March 12, 2010 and, in connection with that offering, the Board has so determined, 24.9% of the outstanding Voting Shares. However, an Acquiring Person does not include the Company or any subsidiary of the Company, or any person that would otherwise become an Acquiring Person as a result of certain exempt transactions. These exempt transactions include, among others: (i) specified acquisitions of securities of the Company, (ii) acquisitions pursuant to a Permitted Bid or Competing Permitted Bid (as described below), (iii) specified distributions of securities of the Company, (iv) certain other specified exempt acquisitions, and (v) transactions to which the application of the Shareholder Rights Plan has been waived by the Board.

Rights Exercise Privilege. The Rights will separate from the Common Shares to which they are attached and will become exercisable at the later of (a) the close of business on the tenth Business Day after the earliest of: (i) the first date of public announcement that an Acquiring Person has become an Acquiring Person; (ii) the date of commencement of, or first public announcement of the intent of any person to commence, a take-over bid, other than a Permitted Bid or a Competing Permitted Bid, (iii) the date upon which a Permitted Bid or a Competing Permitted Bid ceases to be such, or (b) in the event that any of the circumstances in (a) occurred more than ten Business Days prior to the issuance of the Rights, the close of business on March 22, 2010, or in each case such later date as the Board of Directors may determine (the “Separation Time”). As a result of the public announcement by the Offeror on February 16, 2010 of its intention to make the Offer, the Separation Time would have occurred at the close of business on March 22, 2010. However, the Board has determined that it is in the best interests of the Company, its shareholders and other stakeholders to defer the Separation Time. Subject to adjustment as provided in the Shareholder Rights Plan, following the Separation Time, each Right will entitle the holder to purchase one Common Share for an exercise price (the “Exercise Price”) equal to four times the prevailing market price of a Common Share as at the Separation Time.

A transaction in which a person becomes an Acquiring Person is referred to as a “Flip-in Event”. Any Rights Beneficially Owned by an Acquiring Person (or any transferee of such Rights) on or after the earlier of the Separation Time or the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, will become void upon the occurrence of a Flip-in Event. After the close of business on the tenth business day after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, the Rights (other than those Beneficially Owned by the Acquiring Person or any transferee of such Rights) will entitle the holder to purchase, for the Exercise Price, that number of Common Shares having an aggregate market price (based on the prevailing market price at the time of the consummation or occurrence of the Flip-in Event) equal to twice the Exercise Price, subject to adjustment in certain circumstances.

Impact Once Rights Plan is Triggered. Upon the occurrence of a Flip-in Event and the Rights separating from the attached Common Shares, reported earnings per Common Share on a fully diluted or non-diluted basis may be affected. Holders of Rights who do not exercise their Rights upon the occurrence of a Flip-in Event may suffer substantial dilution.

By permitting holders of Rights other than Rights Beneficially Owned by an Acquiring Person (or any transferee of such Rights) to acquire Common Shares of the Company at a discount to market value, the Rights may cause substantial dilution to a person or group that becomes an Acquiring Person other than by way of a Permitted Bid or a Competing Permitted Bid or other than in circumstances where the Rights are redeemed or the Board waives the application of the Rights Plan.

Certificates and Transferability. Prior to the Separation Time, certificates for Common Shares will also evidence one Right for each Common Share represented by the certificate. Certificates evidencing Common Shares issued after March 22, 2010 will bear a legend to this effect. Rights are also attached to Common Shares outstanding on March 22, 2010, although share certificates already outstanding on that date will not bear such a legend.

A-1

Prior to the Separation Time, Rights will not be transferable separately from the attached Common Shares. From and after the Separation Time, the Rights will be evidenced by Rights certificates which will be transferable and traded separately from the Common Shares.

Permitted Bids and Competing Permitted Bids. The Rights Plan is not triggered if an offer would, among other things, allow sufficient time for the shareholders to consider and react to the offer and would allow shareholders to decide to tender or not tender without the concern that they will be left with illiquid Voting Shares should they not tender.

A “Permitted Bid” is a take-over bid where the bid is made by way of a take-over bid circular to all holders of Voting Shares, other than the offeror, for all outstanding Voting Shares and the bid is subject to irrevocable and unqualified conditions that (A) no Voting Shares shall be taken up or paid for prior to a date which is not less than 60 days after the date of the bid and then only if more than 50% of the outstanding Voting Shares held by Independent Shareholders have been tendered to the bid and not withdrawn, (B) Voting Shares may be deposited pursuant to the bid (unless the bid is withdrawn) at any time prior to the close of business on the date Voting Shares are first taken up and paid for under the bid, (C) any Voting Shares deposited pursuant to the bid may be withdrawn until taken up and paid for, and (D) if the 50% condition set forth in (A) above is satisfied, that fact will be publicly announced and the bid will be extended for at least 10 Business Days following such announcement.

A “Competing Permitted Bid” is a take-over bid made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid and that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for shares tendered under a Competing Permitted Bid is not 60 days, but is instead the later of (i) the last day on which a take-over bid must be open for acceptance after the date of such bid under applicable securities legislation, and (ii) the earliest date for take-up and payment of shares under any other Permitted Bid or Competing Permitted Bid then in existence.

Neither a Permitted Bid nor a Competing Permitted Bid is required to be approved by the Board and such bids may be made directly to shareholders. Acquisitions of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Waiver, Redemption and Amendment. With the prior consent of the holders of Voting Shares, the Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of Voting Shares (or otherwise as outlined in the paragraph below), waive the application of the Rights Plan to such Flip-in Event. In such event, the Board shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

The Board may waive the application of the Rights Plan to a Flip-in Event provided that the Board has determined that the Acquiring Person became an Acquiring Person by inadvertence without any intention to become or knowledge that it would become, an Acquiring Person and such Acquiring Person has reduced its beneficial ownership of Voting Shares such that at the time of the waiver it is no longer an Acquiring Person. Similarly, the Board may waive the application of the Rights Plan to a Flip-in Event provided that the Acquiring Person has reduced or has contractually agreed to reduce its beneficial ownership of Common Shares such that it would no longer be an Acquiring Person. The Board may also, prior to the occurrence of a Flip-In Event, waive the application of the Rights Plan to a particular Flip-In Event which would occur as a result of a take-over bid made under a circular prepared in accordance with applicable securities laws to all holders of Voting Shares. In such event, the Board shall be deemed also to have waived the application of the Rights Plan to any other Flip-In Event occurring as a result of any other takeover bid made under a circular prepared in accordance with applicable securities laws to all holders of Voting Shares prior to the expiry of any take-over bid for which the Rights Plan has been waived or deemed to have been waived.

Until the occurrence of a Flip-in Event, the Board may, at any time prior to the Separation Time, with the approval of holders of the Voting Shares (or with the approval of holders of Rights if the Separation Time has occurred), elect to redeem all but not less than all of the then outstanding Rights at $0.00l per Right. In the event that, prior to the occurrence of a Flip-In Event, a person acquires Voting Shares pursuant to a Permitted Bid, a Competing Permitted Bid or pursuant to a transaction for which the Board has waived the application of the Rights Plan, then the Board shall, immediately upon the consummation of such acquisition, without further formality, be deemed to have elected to redeem the Rights at the redemption price.

A-2

The Information Agent is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call:

(212) 269-5550

All Others Call Toll-free:

(800) 859-8511

The Depositary for the Offer is:

Computershare Investor Services Inc.

TORONTO

By Mail P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier

510 Burrard Street

2nd Floor

Vancouver, BC

V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: (905) 771-4082

The U.S. Forwarding Agent is:

Computershare Trust Company, N.A.

By Mail Attention: Corp Act CPU Canada P.O. Box 43011 Providence, RI 02940-3014	By Hand or by Courier Attention: Corp Act CPU Canada 250 Royall Street Canton, MA 02021

Toll Free (North America): 1-800-564-6253

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.

EXHIBIT (a)(5)(ii)

FOR IMMEDIATE RELEASE

ICAHN ANNOUNCES AMENDMENTS TO TENDER OFFER FOR

COMMON SHARES OF LIONS GATE ENTERTAINMENT CORP.

New York, New York, March 19, 2010

Contact: Susan Gordon (212) 702-4309

Carl C. Icahn announced today that the offer (the “Offer”) by certain of his affiliated entities (the “Icahn Group”) to purchase up to 13,164,420 common shares of Lions Gate Entertainment Corp. (“Lions Gate”) has been amended to provide that the Icahn Group is now offering to purchase UP TO ALL of Lions Gate’s outstanding common shares. In addition, the expiration date of the Offer has been extended to April 30, 2010.

The amended Offer is conditioned on, among other things, there having been validly tendered and not withdrawn a number of Lions Gate common shares which, together with the common shares already owned by the Icahn Group, would constitute at least 50.1% of Lions Gate’s common shares (taking into consideration options and restricted stock). The Icahn Group has the right to waive this condition and any other condition, subject to applicable law. In addition, the amended Offer is conditioned on: (i) all rights issued or issuable under the poison pill adopted by Lions Gate’s board of directors on March 11, 2010 having been cease-traded, found to be illegal or unenforceable, redeemed by the board, or otherwise eliminated; and (ii) the receipt by the Icahn Group of all government or regulatory approvals necessary to complete the amended Offer (including Investment Canada Act approval) on terms and conditions satisfactory to the Icahn Group in its reasonable judgment.

The Icahn Group has determined not to increase the previously announced Offer price of $6.00 per share in cash. The Offer price is $1.15 higher than the $4.85 closing price of the common shares on February 4, 2010 (the last trading day prior to the first date in 2010 that the Icahn Group resumed purchasing Lions Gate common shares), representing a premium of more than 23%. The amended Offer will not be subject to financing.

Mr. Icahn also announced that the Icahn Group intends to pursue legal proceedings to set aside the poison pill adopted by Lions Gate, which restricts the rights of Lions Gate shareholders to accept the Offer. The adoption of the poison pill represented a failure of certain conditions to the Offer. The Icahn Group waived the breached conditions in this particular instance so as to proceed with the amended Offer.

Mr. Icahn stated:

“Due to management’s recent actions, I am now convinced that Lions Gate shareholders will never have the right to make important decisions. I am dismayed that Lions Gate’s board of directors chose to implement a poison pill and thus deny their shareholders the opportunity to participate in our Offer. I believe these tactics serve only to strip shareholders of an opportunity and entrench management. Lions Gate previously criticized our tender offer for being partial. That is no longer the case.

I believe that Lions Gate’s management should not further leverage up the company to purchase a film library without allowing shareholders the opportunity to decide whether increasing exposure to this segment is wise. I believe library values are currently declining due to, in part, weak DVD sales. Lions Gate already has a major investment in a library – its own. It should be up to the shareholders to determine if they wish to more than “double down” on another library, especially in light of the company’s admitted “substantial degree of leverage”.1 Lions Gate’s latest actions convince me that the current management and board will never allow shareholders to make their own determination on this extremely important decision.

We therefore intend, if our offer is successful, to replace Lions Gate’s board of directors with our nominees, several of whom would be Canadian citizens. I believe that the best course for Lions Gate is to pursue a strategy aimed more at the consolidation of film and television distributors, as opposed to the acquisition of library assets. Once in place, we are hopeful that our nominees would guide Lions Gate in that strategic direction. I also believe that it may be desirable to replace top management with several individuals who more closely share our vision for the future of the company. In addition, we expect to propose that the new board form a committee to oversee the retention of a third party consultant tasked with dramatically reducing Lions Gate’s overhead.

I understand that such a dramatic shift in management and growth strategy may thrust Lions Gate into a potentially volatile period of transition, but I believe the company will emerge much stronger on the other end.”

The Icahn Group looks forward to working productively with the Canadian authorities to obtain approval for the amended Offer. To that end, the Icahn Group intends to discuss with the Minister of Canadian Heritage various commitments it would be prepared to make in order to ensure that any acquisition of control of Lions Gate as a result of the amended Offer would be of net benefit to Canada, which may include the divestiture of Lions Gate’s shares of Maple Pictures Corp. (“Maple”) to one or more Canadians such that the film distribution business currently carried on by Maple in Canada will be operated independently from Lions Gate (as was similarly undertaken by Lions Gate in 2005). Lions Gate disclosed in SEC filings made prior to the Offer that: (i) there is a risk that the Minister of Canadian Heritage could determine that Lions Gate is out of compliance with the Investment Canada Act, or that events beyond Lions Gate’s control could result in its ceasing to be Canadian-controlled pursuant to the Investment Canada Act; (ii) if Lions Gate ceases to be Canadian-controlled under the Investment Canada Act, it and Maple may no longer qualify for or be entitled to access refundable tax credits and other Canadian government and private motion picture industry incentives that are restricted to Canadian-controlled corporations; and (iii) such a change in status could also

[1]	Quarterly Report on Form 10-Q filed by Lions Gate with the SEC on February 9, 2010, page 72.

cause Lions Gate to be required to repay certain tax credits and other government incentives previously received and default on certain distribution obligations, thereby adversely affecting its financial results. The Icahn Group believes that these risks could be substantially reduced or eliminated through the agreements it will seek to reach with the Minister of Canadian Heritage in connection with any acquisition of control of Lions Gate as a result of the amended Offer. In addition, if the amended Offer is successful, the Icahn Group intends to cause Lions Gate to remain a Canadian incorporated entity for a period of not less than five years.

Lions Gate stated in its Schedule 14D-9 filed with the SEC on March 12, 2010 that the Offer could result in the acceleration of approximately $516 million of its indebtedness if lenders were to elect to declare events of default relating to certain “change in control” provisions contained in its debt documents. If such acceleration occurs (which will not be a condition allowing the Icahn Group to withdraw the amended Offer), the Icahn Group believes that Lions Gate should seek a replacement source of funding in order to continue to operate its business in the ordinary course. The Icahn Group is prepared to begin discussions with Lions Gate immediately regarding a bridge facility that the Icahn Group would be willing to provide – without a commitment fee – at the expiration of the amended Offer, should these “change of control” provisions be triggered as a result of the Icahn Group’s purchase of Lions Gate shares in the amended Offer. The Icahn Group expects that such bridge facility would be required to be repaid through a combination of new debt and the proceeds of the sale of Lions Gate equity through a rights offering in which all Lions Gate shareholders would be invited to participate, thus de-levering the company. The Icahn Group would be willing to backstop any such rights offering.

The terms and conditions of the amended Offer are set forth in the Offer to Purchase dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, to be distributed to holders of Lions Gate’s common shares and filed with the SEC as exhibits to the Icahn Group’s amended Schedule TO and with the Canadian securities authorities on SEDAR.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE AMENDED OFFER DESCRIBED ABOVE. THE AMENDED OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 1, 2010, AS AMENDED BY THE NOTICE OF VARIATION AND EXTENSION DATED MARCH 19, 2010, THAT THE ICAHN GROUP WILL DISTRIBUTE TO HOLDERS OF COMMON SHARES AFTER THESE DOCUMENTS ARE FILED WITH THE SEC AS EXHIBITS TO ITS AMENDED SCHEDULE TO AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR. HOLDERS OF COMMON SHARES SHOULD READ CAREFULLY THE OFFER TO PURCHASE AND THE NOTICE OF VARIATION AND EXTENSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE AMENDED OFFER. AFTER THE ICAHN GROUP FILES ITS AMENDED SCHEDULE TO AND ASSOCIATED

EXHIBITS WITH THE SEC AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR, HOLDERS OF COMMON SHARES MAY OBTAIN A FREE COPY OF THE AMENDED SCHEDULE TO, THE OFFER TO PURCHASE, THE NOTICE OF VARIATION AND EXTENSION AND OTHER DOCUMENTS THAT THE ICAHN GROUP WILL BE FILING (1) WITH THE SEC AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND (2) WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AT WWW.SEDAR.COM. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT ITS UPCOMING ANNUAL GENERAL MEETING OF SHAREHOLDERS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE AMENDED SCHEDULE TO BEING FILED TODAY WITH THE SEC AND SEDAR. AS OF THE CLOSE OF BUSINESS ON MARCH 18, 2010, APPROXIMATELY 50 COMMON SHARES WERE DEPOSITED PURSUANT TO THE OFFER WITH COMPUTERSHARE, THE DEPOSITARY FOR THE OFFER, AND NOT WITHDRAWN. TYPICALLY, MOST SHARES ARE TENDERED IN THE FINAL DAYS OF AN OFFER.

EXHIBIT (h)(1)(iii)

Osler, Hoskin & Harcourt LLP
Box 50, 1 First Canadian Place Toronto, Ontario, Canada M5X 1B8 416.362.2111 MAIN
416.862.6666 FACSIMILE
Toronto Montréal Ottawa Calgary New York

March 19, 2010

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

High River Limited Partnership

Icahn Fund S.à r.l.

Daazi Holding B.V.

c/o Icahn Associates Corp.

767 Fifth Avenue, 47th Floor

New York, NY 10153

Dear Sirs:

We have acted as your counsel in connection with your offer to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. dated March 1, 2010 (the “Offer”), as amended on the date hereof, and the related circular (the “Circular”) included in the Schedule TO filed with the United States Securities and Exchange Commission (the “Commission”) and the Notice of Variation and Extension (the “Notice”) included in Amendment No. 1 to the Schedule TO filed with the Commission.

For the purposes of this opinion, we have reviewed the Offer and Circular and the Notice and such other documents and matters of law and fact as we have considered necessary or appropriate, and we have assumed that the Offer will be completed in the manner set forth in the Offer and Circular and the Notice.

On the basis of the foregoing, and our consideration of such other matters of fact and law as we have deemed necessary or appropriate, we hereby confirm our opinion as set forth under the heading “Material Canadian Federal Income Tax Considerations” in the Circular, as amended by the Notice, subject to the limitations set forth therein. Our opinion is limited to the federal income tax laws of Canada and does not purport to discuss the consequences or effectiveness of the Offer under any other laws.

We hereby consent to the filing of our opinion as an exhibit to the Schedule TO, as amended, and to the reference to us under the headings “Material Canadian Federal Income Tax Considerations” and “Legal Matters” in the Circular, as amended by the Notice. In giving such consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

Yours very truly,

OSLER, HOSKIN & HARCOURT LLP

osler.com

EXHIBIT (h)(1)(iv)

Osler, Hoskin & Harcourt LLP
620 8th Avenue, 36th Floor New York, NY 10018 212.867.5800 MAIN
212.867.5802 FACSIMILE
March 19, 2010

Toronto Montréal Ottawa Calgary New York

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

High River Limited Partnership

Icahn Fund S.à r.l.

Daazi Holding B.V.

c/o Icahn Associates Corp.

767 Fifth Avenue, 47th Floor

New York, NY 10153

Dear Ladies and Gentlemen:

We have acted as your counsel in connection with your offer to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. dated March 1, 2010 (the “Offer”) as amended on the date hereof and the related circular (the “Circular”) included in Schedule TO filed with the United States Securities and Exchange Commission (the “Commission”) and the Notice of Variation and Extension (the “Notice”) included in Amendment No. 1 to Schedule TO filed with the Commission. You have requested our opinion concerning the statements in the Circular under the heading “Material U.S. Federal Income Tax Considerations.”

For the purposes of this opinion, we have reviewed the Offer and Circular and the Notice and such other documents and matters of law and fact as we have considered necessary or appropriate, and we have assumed that the Offer will be completed in the manner set forth in the Offer and Circular and the Notice.

On the basis of the foregoing, and our consideration of such other matters of fact and law as we have deemed necessary or appropriate, we hereby confirm our opinion as set forth under the heading “Material U.S. Federal Income Tax Considerations” in the Circular, as amended by the Notice, subject to the limitations set forth therein. Our opinion is limited to the federal income tax laws of the United States and does not purport to discuss the consequences or effectiveness of the Offer under any other laws.

This opinion is rendered to you as of the date of this letter, and we undertake no obligation to update this opinion subsequent to the date hereof. This opinion is based on various statutory provisions, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and courts having jurisdiction over such matters, all of which are subject to change, either prospectively or retroactively. In addition, any variation or difference in the facts from those set forth in the Offer and Circular, the Notice or any other documents we reviewed in connection with the Offer and Circular and the Notice may affect the conclusions herein. This opinion is furnished to you and is for your use in connection with the transactions set forth in the Offer and Circular and the Notice. This opinion may not be relied upon by you for any other purpose.

osler.com

We hereby consent to the filing of our opinion as an exhibit to Schedule TO, as amended, and to the reference to us under the headings “Material U.S. Federal Income Tax Considerations” and “Legal Matters” in the Circular, as amended by the Notice. In giving such consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission promulgated thereunder.

Yours very truly,

OSLER, HOSKIN & HARCOURT LLP